UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Perma-Fix Environmental Services, Inc.

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PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

NOTICE OF ANNUAL MEETING

To Be Held July 27, 2017

To the Stockholders of Perma-Fix Environmental Services, Inc.:

Notice is hereby given that the 2017 Annual Meeting of Stockholders (the “Meeting”) of Perma-Fix Environmental Services, Inc. (the “Company”) will be held at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, on Thursday, July 27, 2017, at 11:00 a.m. (EDST), for the following purposes:

1.	To elect six directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified (Proposal 1);

2.	To ratify the appointment of Grant Thornton, LLP as the independent registered public accounting firm of the Company for the 2017 fiscal year (Proposal 2);

3.	To approve, on an advisory basis, the 2016 compensation of our named executive officers as described herein (Proposal 3);

4.	To recommend, by non-binding vote, the frequency of future advisory votes on the executive compensation (Proposal 4);

5.	To approve the Fourth Amendment to the Company’s 2003 Outside Directors Stock Plan (Proposal 5);

6.	To approve the 2017 Stock Option Plan (Proposal 6); and

7.	To transact such other business as may properly come before the meeting and at any adjournments thereof.

Only stockholders of record at the close of business on June 8, 2017, will be entitled to notice of, and to vote at, the Meeting or at any postponement or adjournment thereof.

This Notice of Annual Meeting of Stockholders, our Annual Report for 2016 and the accompanying Proxy Statement and Proxy Card are being first mailed to stockholders on or about June 22, 2017.

The Company’s Annual Report for 2016 is enclosed for your reference.

By the order of the Board of Directors

Ben Naccarato

Secretary

Atlanta, Georgia

June 22, 2017

It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, we urge you to vote your shares over the internet as described in the proxy material, or you may sign, date and mail the enclosed proxy card in the pre-paid envelope provided. If you decide to attend the Meeting, you may, if so desired, revoke the Proxy and vote in person.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

PROXY STATEMENT

FOR THE

2017 ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement from us because you were a stockholder of record of the common stock, par value $.001 (the “Common Stock”), of Perma-Fix Environmental Services, Inc. (“Perma-Fix”, the “Company”, “we”, “our”, or “us”) at the close of business on June 8, 2017 (the “Record Date”). This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies to be used in voting at the 2017 Annual Meeting of Stockholders to be held at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia, 30344, on Thursday, July 27, 2017, at 11:00 a.m. (EDST), and any adjournments thereof (the “Meeting”). By use of a proxy, you may vote whether or not you plan to attend the Meeting. This Proxy Statement describes the matters on which the Board would like you to vote, and provides information on those matters, so that you can make an informed decision.

Who is entitled to vote at the Meeting?

Only the holders of our Common Stock at the close of business on the Record Date will have the right to receive notice of, and be entitled to vote at, the Meeting. At the close of business on the Record Date, 11,698,347 shares of Common Stock (which excludes 7,642 treasury shares) were outstanding. Each stockholder of record, as of the Record Date, is entitled to one vote for each share of Common Stock that the stockholder owned as of the Record Date on each matter to be voted upon at the Meeting.

What vote is required to approve the matters being considered?

●	Directors are elected by a plurality of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●

The ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●

The approval of the 2016 compensation of our named executive officers requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. While the Board of Directors intends to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding, and is advisory in nature.

●

The recommendation on the frequency of future advisory votes on executive compensation enables the stockholders to express their preference for one of three choices for future advisory votes on executive compensation—every year, every other year, or every three years. The Company will consider stockholders to have expressed a non-binding preference for the frequency option (one, two, or three years) that receives the most favorable votes. While the Board of Directors intends to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding, and is advisory in nature.

●

The approval of the Fourth Amendment to the Company’s 2003 Outside Directors Stock Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●	The approval of the 2017 Stock Option Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

Are abstentions counted?

If your proxy indicates an abstention from voting on a proposal, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on such proposal at the Meeting. Because abstentions represent shares entitled to vote, if you abstain from voting on a proposal, your abstention (a) will have no effect on the election of directors, (b) will have the effect of a vote against the ratification of the appointment of the independent registered public accounting firm, (c) will have the effect of a vote against the resolution on executive compensation, (d) will have no effect on the vote on the frequency of future advisory votes on executive compensation, (e) will have the effect of a vote against the approval of the Fourth Amendment to the Company’s 2003 Outside Directors Stock Plan, and (f) will have the effect of a vote against the approval of the 2017 Stock Option Plan.

How do I cast my vote?

If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the two following methods:

●	Vote by Internet, by going to the web address www.cstproxyvote.com and following the instructions for Internet voting.

●	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by Internet, please do not mail your proxy card.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet.

Whether or not you plan to attend the 2017 Annual Meeting of Stockholders, please submit your vote either by internet or by written proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the Meeting. You can change your vote by:

●	executing and submitting a revised proxy;

●	providing a written revocation to the Secretary of the Company; or

●	voting in person at the Meeting.

What constitutes a quorum?

A majority of all of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting, represented in person or by proxy, will constitute a quorum for the holding of the Meeting. The failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense. If your proxy indicates an abstention from voting on a proposal, the shares represented will nonetheless be counted as present for the purpose of determining a quorum.

Will my shares be voted if I do not provide my proxy?

No. If your shares are registered in your name, they will not be voted, unless you submit your proxy or vote in person at the Meeting. If you hold your shares directly in your own name, you must vote, either by completing, signing and delivering a proxy, voting by the internet, or attending the Meeting and voting at the Meeting.

Who votes shares held in “street name”?

If your shares of Common Stock are held by a bank, broker or other nominee as custodian on your behalf, you are considered a “beneficial” stockholder of those shares, which are said to be held in “street name.” As a beneficial stockholder, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the proxy materials you receive from your broker, bank, or other nominee to ensure your shares are voted in the way you would like. If you do not provide voting instructions to your broker, bank, or other nominee, whether your shares can be voted on your behalf depends on the type of item being considered for vote. The NYSE has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). A “broker non-vote” occurs when a broker has not received voting instructions from a beneficial owner on a non-routine matter and therefore cannot vote such beneficial owner’s shares on the matter. In these cases, the broker can register your shares as being present at the Meeting for purposes of determining the presence of a quorum, but will not be able to vote on these non-discretionary matters for which specific authorization is required. Under NYSE interpretations, Proposal 1 (election of directors), Proposal 3 (advisory vote on executive compensation), Proposal 4 (advisory vote on the frequency of future advisory votes on the compensation of the named executive officers), Proposal 5 (Fourth Amendment to the Company’s 2003 Outside Directors Stock Plan) and Proposal 6 (approval of the 2017 Stock Option Plan) are considered non-routine matters. However, since broker non-votes are not counted in any vote requiring a plurality of votes cast (Proposal 1 and Proposal 4) or a majority of the votes present in person or represented by proxy and entitled to vote (Proposal 3, 5, and 6), broker non-votes will have no effect on the outcome of any of these proposals. Proposal 2 (ratification of the selection of the independent registered public accounting firm for 2017) is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.

Who will count the votes?

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions.

Where can I find the voting results of the Meeting?

We will announce the voting results at the Meeting and publish final results in a Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Meeting.

Who is paying the cost of this solicitation?

The Company will pay the cost of preparing, printing, assembling, and mailing this Proxy Statement and the Proxy Card. In addition to solicitation by use of the mail, certain of the Company’s officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, e-mail or personal interview. The Company has also engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a service fee, plus customary disbursements, which are not expected to exceed $10,000 in total. The Company will reimburse brokerage houses and custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting materials to their principals, the beneficial owners of Common Stock.

Is the stockholder list available for review?

A list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder for any purpose germane to the Meeting during ordinary business hours commencing 10 days before the Meeting. Prior to the Meeting, the list will be maintained at our principal executive offices located at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that each member of the Board of Directors shall hold office until the next Annual Meeting of Stockholders and their successors have been elected and qualified or until their earlier resignation or removal. Successors to those directors whose terms have expired are required to be elected by stockholder vote. The existing Board of Directors may fill vacancies for an unexpired term and any newly created directorships created by the Board of Directors’ action.

The six nominees for membership on our Board of Directors named below were recommended by our Corporate Governance and Nominating Committee to serve as members of the Board of Directors. All nominees are incumbent directors and meet the qualifications for membership on our Board of Directors as set forth in the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”).

The Company’s Bylaws provide that the number of the Company’s directors shall be at least three and no more than eight, as may be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The Board of Directors has set the size of the Board at six members.

Director Not Standing for Re-election

Mr. John M. Climaco, age 48, has served as a Director since October 2013. Since June 2015, Mr. Climaco has also held the position of Executive Vice President of Perma-Fix Medical S.A. (“PF Medical”), a Polish corporation and majority-owned subsidiary of the Company. As a result of his position with PF Medical, among other things, the Company’s Board of Directors has determined that Mr. Climaco is not deemed to be an “independent director” as defined by Nasdaq Marketplace Rules (see “Board of Director Independence” below for further information regarding the determination as to the reasons Mr. Climaco is not deemed an “independent director”). The Corporate Governance and Nominating Committee and the Board of Directors have determined that it is in the best interest of the Company and its shareholders to maintain a board that has no more than one non-independent director. The Company currently has two “non-independent” directors, Mr. Climaco and Dr. Centofanti, who is the President and CEO of the Company. Mr. Climaco will continue to serve on our Board until the Meeting.

Nominees for Directors

The following biographical information includes a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion by our Corporate Governance and Nominating Committee that each of the nominees is qualified to serve as one of our Directors:

Dr. Louis F. Centofanti Director Age: 73

Dr. Centofanti is currently the Company’s President and Chief Executive Officer (“CEO”), positions he has held since March 1996 and also from February 1991 to September 1995. Dr. Centofanti served as Chairman of our Board from the Company’s inception in February 1991 until December 16, 2014, at which time Mr. Larry M. Shelton, an independent member of our Board, was appointed Chairman. Dr. Centofanti continues to serve as a member of our Board. In January 2015, Dr. Centofanti was appointed by the U.S Secretary of Commerce Penny Prizker to serve on the U.S. Department of Commerce’s Civil Nuclear Trade Advisory Committee (“CINTAC”). The CINTAC is composed of industry representatives from the civil nuclear industry and meets periodically throughout the year to discuss the critical trade issues facing the U.S. civil nuclear sector. Effective June 2, 2015, Dr. Centofanti was elected to the Supervisory Board of Perma-Fix Medical S.A. (“PF Medical”), a majority-owned Polish subsidiary of the Company involved in the research and development (“R&D”) of a new medical isotope production technology. From 1985 until joining the Company, Dr. Centofanti served as Senior Vice President (“SVP”) of USPCI, Inc., a large publicly-held hazardous waste management company, where he was responsible for managing the treatment, reclamation and technical groups within USPCI. In 1981, he founded PPM, Inc. (later sold to USPCI), a hazardous waste management company specializing in treating PCB contaminated oil. From 1978 to 1981, Dr. Centofanti served as Regional Administrator of the U.S. Department of Energy for the southeastern region of the United States. Dr. Centofanti has a Ph.D. and a M.S. in Chemistry from the University of Michigan, and a B.S. in Chemistry from Youngstown State University.

As founder of Perma-Fix and PPM, Inc., and as a senior executive at USPCI, Dr. Centofanti combines extensive business experience in the waste management industry with a drive for innovative technology which is critical for a waste management company. In addition, his service in the government sector provides a solid foundation for the continuing growth of the Company, particularly within the Company’s Nuclear business. Dr. Centofanti’s comprehensive understanding of the Company’s operations and his extensive knowledge of its history, coupled with his drive for innovation and excellence, positions Dr. Centofanti to optimize our role in this competitive, evolving market, and led the Board to conclude that he should serve as a director.

S. Robert Cochran, Director Age 64

Mr. Cochran was appointed by the Board as a director effective January 13, 2017 to fill the vacancy left by Jack Lahav, who retired from the Board effective October 27, 2016. Since November 2015, Mr. Cochran has been President and CEO of CTG, LLC, a company that provides strategic business development support, as well as acquisitions and business/management restructuring activity support. Since April 2012, Mr. Cochran has been a director of Longenecker & Associates, Inc., a privately held consulting firm that provides highly specialized, fast-response technical-management support to nuclear and environmental industries. From March 2012 to November 2015, Mr. Cochran served as President and Officer Director of CB&I Federal Services, LLC (a subsidiary of Chicago Bridge & Iron Company, NYSE: CBI), which provides mission-critical services primarily to the U.S. federal government. From 2006 to 2011, Mr. Cochran served as President of B&W Technical Service Group, Inc., an operating group of The Babcock & Wilcox Company (NYSE: BW), which provides support to government and commercial clients, including management and operation of complex high-consequence nuclear facilities, nuclear material processing and manufacturing, classified component manufacturing, engineering, procurement and construction of major capital projects, nuclear safeguards and security, environmental cleanup and remediation, and nuclear-facility deactivation. From 2007 to 2011, Mr. Cochran served as Chairman of the Board of Pantex LLC and B&W Y-12, where he had direct responsibility for the performance and operations associated with nuclear weapons production enterprise. Before joining The Babcock & Wilcox Company, Mr. Cochran worked for more than 20 years in operations and development within the engineering, construction, facilities management and operations, environmental technology, and remediation industries. This experience includes serving as President and CEO of MAGma LLC, a privately-held company that provided management and operational restructuring, strategic development, and acquisition/divestiture services to the public utility, engineering and construction, and Department of Energy business sectors. Additionally, as its SVP, Mr. Cochran led Tyco Infrastructure’s development and delivery of services, opening new markets and service areas valued at more than $1 billion. Mr. Cochran received an executive M.B.A. from the University of Richmond’s Robins School of Business and a B.S. from James Madison University.

Mr. Cochran has extensive career in solving and overseeing solutions to complex issues involving both domestic and international concerns. In addition, his government-related services expertise provides a valuable resource for the continuing growth of the Company’s Treatment and Services Segments. His extensive knowledge and problem-solving experience enhances the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

Dr. Gary Kugler, Director Age: 76

Dr. Gary Kugler, a director since September 2013, served as the Chairman of the Board of the Nuclear Waste Management Organization (“NWMO”) from 2006 to June 2014, where he led its oversight through the work of four committees, including an Audit-Finance-Risk Committee. NWMO was established under the Canadian Nuclear Fuel Waste Act (2002) to investigate and implement approaches for managing Canada’s used nuclear fuel. Dr. Kugler also served on the Board of Ontario Power Generation, Inc. (“OPG”) from 2004 to March 2014 where he served as a member on four different committees, including the Audit, Finance, and Risk Committee from 2004 to 2008. OPG is one of Canada’s largest electricity generation companies, owning 18 nuclear, 65 hydro, and two biomass power plants. Dr. Kugler served as a member of the Supervisory Board of PF Medical from June 2015 to December 2016. Dr. Kugler has had an extensive career in the nuclear industry, both nationally and internationally. He retired from Atomic Energy of Canada Limited (“AECL”) as SVP, Nuclear Products & Services, in 2004, where he was responsible for all of AECL’s commercial operations, including nuclear power plant sales and services world-wide. During his 34 years with AECL, he held various technical, project management, business development, and executive positions. Prior to joining AECL, Dr. Kugler served as a pilot in the Canadian air force. He holds a Ph.D. in nuclear physics from McMaster University and is a graduate of the Directors Education Program of the Institute of Corporate Directors.

Dr. Kugler’s extensive career in the nuclear industry, both nationally and internationally, brings valuable insight and knowledge to the Company as it expands its business internationally, and led the Board to conclude that he should serve as a director.

Hon. Joe R. Reeder, Director Age: 69

Mr. Reeder, a director since April 2003, served as the Shareholder-in-Charge of the Mid-Atlantic Region (1999-2008) for Greenberg Traurig LLP, one of the nation's largest law firms, with 38 offices and approximately 2,000 attorneys worldwide. Currently, a principal shareholder in the law firm, Mr. Reeder’s clientele includes sovereign nations, international corporations, and law firms throughout the U.S. As the 14th Undersecretary of the U.S. Army (1993-97), Mr. Reeder also served for three years as Chairman of the Panama Canal Commission's Board where he oversaw a multibillion-dollar infrastructure program, and, for the past fourteen years he has served on the International Advisory Board of the Panama Canal.   He has served on the boards of the National Defense Industry Association (NDIA) (and chaired NDIA’s Ethics Committee), the Armed Services YMCA, and many other private companies and charitable organizations. Following successive appointments by Virginia governors Mark Warner and Tim Kaine, Mr. Reeder served seven years as Chairman of two Commonwealth of Virginia military boards and served ten years on the National USO Board. Mr. Reeder was appointed by Governor Terry McCauliffe to the Virginia Military Institute’s Board of Visitors (2014). Mr. Reeder is also a television commentator on legal and national security issues.  Among other corporate positions, he has been a director since September 2005 for ELBIT Systems of America, LLC, a wholly-owned subsidiary of Elbit Systems Ltd. (NASDAQ: ESLT), that provides product and system solutions focusing on defense, homeland security, and commercial aviation. Mr. Reeder also serves as a Board member for Washington First Bank (since April 2004), and of its parent bank holding company, Washington First Bankshares, Inc. (since 2009). A graduate of West Point who served in the 82nd Airborne Division following Ranger School, Mr. Reeder earned his J.D. from the University of Texas and his L.L.M. from Georgetown University.

Mr. Reeder has a distinguished career in solving and overseeing solutions to complex issues involving both domestic and international concerns. His extensive knowledge and problem-solving experience has enhanced the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

Larry M. Shelton Board Chairman Age: 63

Mr. Shelton, a director since July 2006, is also the Chairman of the Board of the Company, a position he has held since December 16, 2014. Mr. Shelton currently is the Chief Financial Officer (“CFO”) (since 1999) of S K Hart Management, LLC, a private investment management company. In January 2013, Mr. Shelton was elected President of Pony Express Land Development, Inc. (an affiliate of SK Hart Management, LLC), a privately-held land development company, for which he has served on the Board since December 2005. In March 2012, he was appointed Director and CFO of S K Hart Ranches (PTY) Ltd, a private South African Company involved in agriculture. Mr. Shelton served as a member of the Supervisory Board of PF Medical from April 2014 to December 2016. Mr. Shelton has over 18 years of experience as an executive financial officer for several waste management companies, including as CFO of Envirocare of Utah, Inc. (now Energy Solutions (1995–1999)), and CFO of USPCI, Inc. (1982–1987), a NYSE- listed company. Since July 1989, Mr. Shelton has served on the Board of Subsurface Technologies, Inc., a privately-held company specializing in providing environmentally sound innovative solutions for water well rehabilitation and development. Mr. Shelton has a B.A. in accounting from the University of Oklahoma.

With his years of accounting experience as CFO for various companies, including a number of waste management companies, Mr. Shelton combines extensive knowledge and understanding of accounting principles, financial reporting requirements, evaluating and overseeing financial reporting processes and business matters. These factors led the Board to conclude that he should serve as a director.

Mark A. Zwecker, Director Age: 66

Mark Zwecker, a director since the Company's inception in January 1991, currently serves as the CFO and a Board member for JCI US Inc., a telecommunications company and wholly-owned subsidiary of Japan Communications, Inc. (Tokyo Stock Exchange (Securities Code: 9424)), which provides cellular service for M2M (machine to machine) applications. From 2006 to 2013, Mr. Zwecker served as Director of Finance for Communications Security and Compliance Technologies, Inc., a wholly-owned subsidiary of JCI US Inc. that develops security software products for the mobile workforce. From 1997 to 2006, Mr. Zwecker served as President of ACI Technology, LLC, an IT services provider, and from 1986 to 1998, he served as Vice President of Finance and Administration for American Combustion, Inc., a combustion technology solutions provider. In 1983, with Dr. Centofanti, Mr. Zwecker co-founded a start-up, PPM, Inc., a hazardous waste management company. He remained with PPM, Inc. until its acquisition in 1985 by USPCI. Mr. Zwecker has a B.S. in Industrial and Systems Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard University.

As a director since our inception, Mr. Zwecker’s understanding of our business provides valuable insight to the Board. With years of experience in operations and finance for various companies, including a number of waste management companies, Mr. Zwecker combines extensive knowledge of accounting principles, financial reporting rules and regulations, the ability to evaluate financial results, and understanding of financial reporting processes. He has an extensive background in operating complex organizations. Mr. Zwecker’s experience and background position him well to serve as a member of our Board. These factors led the Board to conclude that he should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SIX NOMINEES AS THE COMPANY’S DIRECTORS.

Board of Director Independence

Our Common Stock is listed on the Nasdaq Capital Market. Rule 5605 of the Nasdaq Marketplace Rules requires a majority of a listed company's board of directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company's audit, compensation and nominating and corporate governance committees be independent under applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq Rule 5605(a)(2), a director will only qualify as an "independent director" if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director's ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board annually undertakes a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Messrs. S. Robert Cochran, Dr. Gary Kugler, Honorable Joe R. Reeder, Larry M. Shelton and Mark A. Zwecker is an "independent director" as defined under the Nasdaq Marketplace Rules and Jack Lahav, who retired from the Board effective October 27, 2016, was an “independent director” as defined under the Nasdaq Marketplace Rules. Our Board of Directors has also determined that Mr. Mark A. Zwecker (Chairperson), Dr. Gary G. Kugler, Mr. S. Robert Cochran, Mr. Larry M. Shelton (who was a member of the Audit Committee until April 20, 2017), and Mr. Jack Lahav (who was a member of the Audit Committee until his retirement from the Board on October 27, 2016), who comprise/comprised our Audit Committee, and Dr. Gary G. Kugler (Chairperson), Mr. Larry M. Shelton, the Honorable Joe R. Reeder, and Mr. Mark A. Zwecker (who was a member of the Compensation and Stock Option Committee until October 27, 2016), who comprise/comprised our Compensation and Stock Option Committee, satisfy/satisfied the independence standards for such committees established by the Securities and Exchange Commission and the Nasdaq Marketplace Rules, as applicable. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Our Board of Directors has determined that Dr. Centofanti is not deemed to be an “independent director” because of his employment as a senior executive of the Company. Our Board of Director also has determined that Mr. Climaco, who is not standing for re-election, does not qualify as an “independent director” because of his employment as EVP of PF Medical, a majority-owned Polish subsidiary of the Company, and because he is also a director of Digirad Corporation, with which PF Medical entered into a supplier agreement and a subscription agreement (together, the “Digirad Agreement”) on July 24, 2015 (see “John Climaco” under “Certain Relationships and Related Transactions – Related Party Transactions” for further discussion of his position with PF Medical and a description of the Digirad Agreement).

Board Leadership Structure

We currently separate the roles of Chairman of the Board and CEO. The Board believes that its current leadership structure, with Dr. Centofanti serving as President and CEO and Mr. Shelton serving as our independent non-executive Chairman of the Board, is appropriate for the Company at this time, as this structure promotes balance between the Board’s independent authority to oversee our business, and the CEO and his management team, who manage the business on a day-to-day basis.

The Company does not have a written policy with respect to the separation of the positions of Chairman of the Board and CEO. The Company believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that is in the best interests of the Company at a given point in time; therefore, the Company’s leadership structure may change in the future as circumstances may dictate.

Mr. Mark Zwecker, a current member of our Board, continues to serve as the Independent Lead Director, a position he has held since February 2010. The Lead Director’s role includes:

●	convening and chairing meetings of the non-employee directors as necessary from time to time and Board meetings in the absence of the Chairman of the Board;
●	acting as liaison between directors, committee chairs and management;
●	serving as information sources for directors and management; and
●	carrying out responsibilities as the Board may delegate from time to time.

Meetings and Committees of the Board of Directors

During 2016, the Board of Directors held seven meetings, which included three meeting held via conference call. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the committees on which he served during 2016. The Company does not currently have a policy with respect to the attendance of its directors at annual meetings; however, the Company encourages each of its directors to attend whenever possible. All members of our Board of Directors attended our 2016 Annual Meeting of Stockholders. The Board of Directors has a standing Audit Committee, Compensation and Stock Option Committee, Corporate Governance and Nominating Committee, Research and Development Committee, and Strategic Advisory Committee.

Audit Committee:

The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, and the Company’s compliance with legal and regulatory requirements. In carrying out these purposes, the Audit Committee, among other things:

●	appoints, evaluates, and approves the compensation of the Company’s independent auditor;

●	pre-approves all auditing services and permitted non-audit services;

●	annually considers the qualifications and independence of the independent auditors;

●	reviews recommendations of independent auditors concerning the Company’s accounting principles, internal controls, and accounting procedures and practices;

●	reviews and approves the scope of the annual audit;

●	reviews and discusses with the independent auditors the audited financial statements; and

●	performs such other duties as set forth in the Audit Committee Charter.

The Audit Committee was established in accordance with the requirements of the Exchange Act and the listing requirements of the Nasdaq, and is governed by an Audit Committee Charter. A copy of the Audit Committee Charter is available on our website at www.perma-fix.com. The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns by employees of the Company regarding accounting or auditing matters.

The Audit Committee members during 2016 were Mark A. Zwecker (Chairperson), Larry M. Shelton, Jack Lahav, and Dr. Gary G. Kugler, who replaced Mr. Lahav upon Mr. Lahav’s retirement from the Board effective October 27, 2016. Mr. Lahav’s retirement from the Board was based on personal reasons and was not as a result of any disagreement with the Company or due to any matter relating to the Company’s operations, policies or practices. Effective April 20, 2017, Mr. S. Robert Cochran replaced Mr. Shelton as an Audit Committee member. The Board of Directors has determined that each member of the Audit Committee is/was “independent,” as that term is defined for an audit committee member under the Exchange Act and Nasdaq Rule 5605(c) and is/was an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. The Audit Committee meets at least quarterly and at such additional times as necessary or advisable. The Audit Committee held nine meetings during 2016.

Compensation and Stock Option Committee:

The Compensation and Stock Option Committee (“Compensation Committee”) reviews and recommends to the Board of Directors the compensation and benefits of all of the Company’s officers and reviews general policy matters relating to compensation and benefits of the Company’s employees. The Compensation Committee also administers the Company’s stock option plans. The Compensation Committee has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement. It also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. No compensation consultant was employed during 2016. Members of the Compensation Committee during 2016 were Dr. Gary G. Kugler (Chairperson), Larry M. Shelton, Joe R. Reeder, and Mark A. Zwecker (who no longer was a member of the Compensation Committee effective October 27, 2016). The Compensation Committee meets as often as may be deemed necessary or appropriate in its judgment. The Compensation Committee held four meetings in 2016. All members of the Compensation Committee in 2016 were "independent" as that term is defined by current Nasdaq listing standards, and each current member of the Compensation Committee is “independent” under such definition. The Compensation Committee is governed by the Company’s Compensation and Stock Option Committee Charter, which is available on our website at www.perma-fix.com.

Corporate Governance and Nominating Committee:

The Corporate Governance and Nominating Committee (“Nominating Committee”) recommends to the Board of Directors candidates to fill vacancies on the Board and the nominees for election as directors at each annual meeting of stockholders. In making such recommendation, the Nominating Committee takes into account information provided to them from the candidate, as well as the Nominating Committee’s own knowledge and information obtained through inquiries to third parties to the extent the Nominating Committee deems appropriate. The Company’s Bylaws sets forth certain minimum director qualifications to qualify for nomination for elections as a director. To qualify for nomination or election as a director, an individual must:

●	be an individual at least 21 years of age who is not under legal disability;
●	have the ability to be present, in person, at all regular and special meetings of the Board of Directors;
●	not serve on the boards of more than three other publicly held companies;
●

satisfy the director qualification requirements of all environmental and nuclear commissions, boards or similar regulatory or law enforcement authorities to which the Corporation is subject so as not to cause the Corporation to fail to satisfy any of the licensing requirements imposed by any such authority;

●	not be affiliated with, employed by or a representative of, or have or acquire a material personal involvement with, or material financial interest in, any “Business Competitor” (as defined);
●	not have been convicted of a felony or of any misdemeanor involving moral turpitude; and
●	have been nominated for election to the Board of Directors in accordance with the terms of the Bylaws.

In addition to the minimum director qualifications as mentioned above, in order for any proposed nominee to be eligible to be a candidate for election to the Board of Directors, such candidate must deliver to the Nominating Committee a completed questionnaire with respect to the background, qualifications, stock ownership and independence of such proposed nominee. The Nominating Committee reviews each candidate’s qualifications to include considerations of:

●	standards of integrity, personal ethics and value, commitment, and independence of thought and judgment;
●	ability to represent the interests of the Company’s stockholders;
●	ability to dedicate sufficient time, energy and attention to fulfill the requirements of the position; and
●

diversity of skills and experience with respect to accounting and finance, management and leadership, business acumen, vision and strategy, charitable causes, business operations, and industry knowledge.

The Nominating Committee does not assign specific weight to any particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating Committee does not have a formal policy for the consideration of diversity in identifying nominees for directors. However, the Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

Stockholder Nominees

The Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors from stockholders who meet each of the requirements set forth in the Bylaws, including, but not limited to, the requirements that any such stockholder own at least 1% of the Company’s shares of the Common Stock entitled to vote at the meeting on such election, has held such shares continuously for at least one full year, and continuously holds such shares through and including the time of the annual or special meeting. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors. Any stockholder nomination (“Proposed Nominee”) must comply with the requirements of the Company’s Bylaws and the Proposed Nominee must meet the minimum qualification requirements as discussed above. For a nomination to be made by a stockholder, such stockholder must provide advance written notice to the Nominating Committee, delivered to the Company’s principal executive office address (i) in the case of an Annual Meeting of Stockholders, no later than the 90th day nor earlier than the 120th day prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; and (ii) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the 10th day following the day on which public disclosure of the date of the Special Meeting of Stockholders was made.

The Nominating Committee will evaluate the qualification of the Proposed Nominee and the Proposed Nominee’s disclosure and compliance requirements in accordance with the Company’s Bylaws. If the Board of Directors, upon the recommendation of the Nominating Committee, determines that a nomination was not made in accordance with the Company’s Bylaws, the Chairman of the Meeting shall declare the nomination defective and it will be disregarded.

Members of the Nominating Committee during 2016 were Joe R. Reeder (Chairperson), Dr. Gary G. Kugler, Jack Lahav, and Mark A. Zwecker, who replaced Mr. Jack Lahav upon Mr. Lahav’s retirement from the Board effective October 27, 2016. The Nominating Committee meets at least quarterly and at such times as necessary or advisable and held five meetings in 2016. Effective April 20, 2017, Mr. S. Robert Cochran replaced Mr. Zwecker as a member of the Nominating Committee. The Nominating Committee is governed by a Corporate Governance and Nominating Committee Charter, which is available on our website at www.perma-fix.com. All members of the Nominating Committee in 2016 were "independent" as that term is defined by current Nasdaq listing standards, and each current member of the Nominating Committee is “independent” under such definition.

Research and Development Committee:

The Research and Development Committee (the “R&D Committee”) outlines the structures and functions of the Company’s research and development strategies, the acquisition and protection of the Company’s intellectual property rights and assets, and provides its perspective on such matters to the Board of Directors. Members of the R&D Committee during 2016 were Dr. Gary Kugler and Dr. Louis Centofanti. The R&D Committee held four meetings in 2016. The R&D Committee does not have a charter.

Strategic Advisory Committee:

The primary functions of the Strategic Advisory Committee (“Strategic Committee”) are to investigate and evaluate strategic alternatives available to the Company and to work with management on long-range strategic planning and identifying potential new business opportunities. The members of the Strategic Committee during 2016 were John M. Climaco (Chairperson), Joe R. Reeder, Mark A. Zwecker, and Larry M. Shelton. The Strategic Committee held four meetings in 2016. Effective April 20, 2017, Mr. S. Robert Cochran became a member of the Strategic Committee. The Strategic Committee does not have a charter.

Risk Oversight by Our Board

The Board is responsible for understanding the risks the Company faces, what steps management is taking to manage those risks and if the steps taken are effective in managing those risks. It is also important that the Board understands what level of risk is appropriate for the Company. While the Board has the ultimate oversight responsibility for the risk management process, certain committees play an integral part in fulfilling the Board’s oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls. The Audit Committee reviews and discusses with management and internal audit our major financial risk exposures, including risks related to fraud, liquidity and regulatory compliance, our policies with respect to risk assessment and risk management, and the steps management has taken to monitor and control such exposures at least quarterly and whenever warranted. The Compensation Committee strives to create incentives that do not encourage excessive risk-taking beyond the Company’s ability to effectively identify and manage risk. To monitor such risks, the Board receives regular updates from management of higher risk activities that we face, such as our closure policies and status of our pending litigation. Each of our directors has access to our named executive officers and any other members of our management to discuss and monitor potential risks.

Code of Ethics

We have adopted a Code of Ethics that applies to all our executive officers, including our principal executive officer, principal financial officer, and controller. Our Code of Ethics is available on our website at www.perma-fix.com. If any amendments are made to the Code of Ethics or any grants of waivers are made to any provision of the Code of Ethics to any of our executive officers, we will promptly disclose the amendment or waiver and nature of such amendment of waiver on our website.

Compensation of Directors

Directors who are employees receive no additional compensation for serving on the Board of Directors or its committees. In 2016, we provided the following annual compensation to each of our directors who are not employees:

●	options to purchase 2,400 shares of our Common Stock with each option having a 10-year term and being fully vested after six months from grant date;
●	a quarterly director fee of $8,000;
●	an additional quarterly fee of $5,500 and $7,500 to the Chairman of our Audit Committee and Chairman of the Board (non-employee), respectively; and
●	a fee of $1,000 for each board meeting attendance and a $500 fee for meeting attendance via conference call.

Each director may elect to have either 65% or 100% of such fees payable in Common Stock under the 2003 Outside Directors Stock Plan, with the balance, if any, payable in cash. A director who fails to make such election in a timely manner shall be deemed to have elected to receive 100% of the applicable fees payable to such director in stock.

Both Mr. John Climaco and Dr. Louis Centofanti, current members of the Board, are not eligible to receive compensation for their services as directors of the Company as they are employees of the Company or one of its subsidiaries. Mr. Climaco is EVP of PF Medical, the Company’s majority-owned Polish subsidiary and Dr. Centofanti is the President and CEO of the Company.

The table below summarizes the director compensation expenses recognized by the Company for the director option and stock awards (resulting from fees earned) for the year ended December 31, 2016. The terms of the 2003 Outside Directors Stock Plan are further described below under “2003 Outside Directors Stock Plan.”

Director Compensation

Name	Fees Earned or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($) (1)	($) (2)	($) (3)	($)	($)	($)	($)

Dr. Gary G. Kugler	13,125	32,502	7,200	—	—	—	52,827
Jack Lahav (4)	—	41,801	7,200	—	—	—	49,001
Joe R. Reeder	—	48,672	7,200	—	—	—	55,872
Larry M. Shelton	23,625	58,502	7,200	—	—	—	89,327
Mark A. Zwecker	20,825	51,567	7,200	—	—	—	79,592

(1)

Under the 2003 Outside Directors Plan, each director shall receive, at the director’s option, 65% or 100% of the director’s fees in shares of our Common Stock. The amounts set forth above represent the portion of the director’s fees paid in cash and exclude the value of the directors’ fee elected to be paid in Common Stock under the 2003 Outside Director Plan, which values are included under “Stock Awards.”

(2)

The number of shares of Common Stock comprising stock awards granted under the 2003 Outside Directors Plan is calculated based on 75% of the closing market value of the Common Stock as reported on the Nasdaq on the business day immediately preceding the date that the quarterly fee is due. Such shares are fully vested on the date of grant. The value of the stock award is based on the market value of our Common Stock at each quarter end times the number of shares issuable under the award. The amount shown is the fair value of the Common Stock on the date of the award.

(3)

Options granted under the Company’s 2003 Outside Directors Plan resulting from re-election to the Board of Directors on July 28, 2016. Options are for a 10 year period with an exercise price of $4.60 per share and are fully vested in six months from grant date. The value of the option award for each outside director is calculated based on the fair value of the option per share ($3.00) on the date of grant times the number of options granted, which was 2,400 for each director, pursuant to Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation.” Mr. Climaco was not eligible to receive options under the 2003 Outside Directors Plan upon re-election to the Company’s Board as he became an employee of the Company upon being named the EVP of PF Medical effective June 2, 2015. The following is the aggregate number of outstanding non-qualified stock options held by the Company’s directors at December 31, 2016. Dr. Centofanti, the President, CEO and a Board member of the Company, had no option at December 31, 2016:

Options Outstanding as of
Name	December 31, 2016
John M. Climaco	8,400
Dr. Gary G. Kugler	7,200
Joe R. Reeder	24,000
Larry M. Shelton	24,000
Mark A. Zwecker	24,000
Total	87,600

(4)

Mr. Lahav retired from the Board effective October 27, 2016. Mr. Lahav’s decision to retire was based on personal reasons and was not as a result of any disagreement with the Company or due to any matter relating to the Company’s operations, policies or practices.

2003 Outside Directors Stock Plan

We believe that it is important for our directors to have a personal interest in our success and growth and for their interests to be aligned with those of our stockholders; therefore, under our 2003 Outside Directors Stock Plan, as amended (“2003 Outside Directors Stock Plan”), each outside director is granted a 10-year option to purchase up to 6,000 shares of Common Stock on the date such director is initially elected to the Board, and receives on each re-election date an option to purchase up to another 2,400 shares of our Common Stock, with the exercise price being the fair market value of the Common Stock preceding the option grant date. No option granted under the 2003 Outside Directors Stock Plan is exercisable until after the expiration of six months from the date the option is granted and no option shall be exercisable after the expiration of ten years from the date the option is granted. As of the date of this Proxy Statement, options to purchase 163,200 shares of Common Stock are outstanding under the 2003 Outside Directors Stock Plan.

As a member of the Board, each director may elect to receive either 65% or 100% of the director's fee in shares of our Common Stock. A director who fails to make such election in a timely manner shall be deemed to have elected to receive 100% of the applicable fees payable to such director in stock. The number of shares received by each director is calculated based on 75% of the fair market value of the Common Stock determined on the business day immediately preceding the date that the quarterly fee is due. The balance of each director’s fee, if any, is payable in cash. In 2016, the fees earned by our outside directors totaled approximately $291,000. Reimbursements of expenses for attending meetings of the Board are paid in cash at the time of the applicable Board meeting. As a management director, Dr. Centofanti is not eligible to participate in the 2003 Outside Directors Stock Plan. Although Dr. Centofanti is not compensated for his services provided as a director, Dr. Centofanti is compensated for his services rendered as an officer of the Company. See “EXECUTIVE COMPENSATION — Summary Compensation Table.” As EVP of PF Medical, Mr. Climaco is also not eligible to participate in the 2003 Outside Directors Stock Plan. As the EVP of PF Medical, Mr. Climaco is provided an annual salary of $150,000 from PF Medical. See “Certain Relationships and Related Transactions” and “Board of Director Independence” for further information on Mr. Climaco.

As of the date of this Proxy Statement, we have issued 515,351 shares of our Common Stock in payment of director fees since the inception of the 2003 Outside Directors Stock Plan.

In the event of a “change of control” (as defined in the 2003 Outside Directors Stock Plan), each outstanding stock option and stock award shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the applicable stock option agreement.

Communications with the Board

The Company’s Board of Directors believes that it is important for the Company to have a process that enables stockholders to send communications to the Board.  Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to the Secretary of the Corporation, at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.  The mailing envelope must clearly indicate that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or only certain specified individual directors. The Secretary of the Corporation will make copies of all such letters and circulate them to the appropriate director or directors.

Family Relationships

There are no family relationships between any of the Company’s existing directors, executive officers, or persons nominated or chosen to become a director or executive officer. Dr. Centofanti and John Climaco are the only directors who are employees of the Company.

Certain Relationships and Related Transactions

Audit Committee Review

Our Audit Committee Charter provides for the review by the Audit Committee of any related party transactions, other than transactions involving an employment relationship with the Company, which are reviewed by the Compensation Committee. Although we do not have written policies for the review of related party transactions, the Audit Committee reviews transactions between the Company and its directors, executive officers, and their respective immediate family members. In reviewing a proposed transaction, the Audit Committee takes into account, among other factors it deems appropriate:

(1)	the extent of the related person’s interest in the transaction;
(2)	whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances;
(3)	the cost and benefit to the Company;
(4)

the impact or potential impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer;

(5)	the availability of other sources for comparable products or services;
(6)	the terms of the transaction; and
(7)	the risks to the Company.

Related party transactions are reviewed by the Audit Committee prior to the consummation of the transaction. With respect to a related party transaction arising between Audit Committee meetings, the CFO may present it to the Audit Committee Chairperson, who will review and may approve the related party transaction subject to ratification by the Audit Committee at the next scheduled meeting. Our Audit Committee shall approve only those transactions that, in light of known circumstances are not inconsistent with the Company’s best interests.

Related Party Transactions

Mr. David Centofanti. Mr. David Centofanti serves as the Company’s Vice President of Information Systems. For such position, he received annual compensation of $168,000 in 2016. Mr. Centofanti is the son of Dr. Louis F. Centofanti, our CEO, President and a Board member. We believe the compensation received by Mr. Centofanti for the technical expertise he provides to the Company is competitive and comparable to compensation we would have to pay to an unaffiliated third party with the same technical expertise.

Mr. Robert L. Ferguson. Mr. Robert L. Ferguson serves as an advisor to the Company’s Board and is also a member of the Supervisory Board of PF Medical, a majority-owned Polish subsidiary of the Company. Mr. Ferguson previously served as a Board member for the Company from June 2007 to February 2010 and again from August 2011 to September 2012. As an advisor to the Company’s Board, Mr. Ferguson is paid $4,000 monthly plus reasonable expenses. For such services, Mr. Ferguson received compensation of approximately $59,000 for the year ended December 31, 2016. On August 2, 2013, the Company completed a lending transaction with Messrs. Robert Ferguson and William Lampson (“collectively, the “Lenders”), whereby the Company borrowed from the Lenders the sum of $3,000,000 (which was paid off by the Company in August 2016) pursuant to the terms of a Loan and Security Purchase Agreement and promissory note (the “Loan”). As consideration for the Company receiving the Loan, each Lender received 45,000 shares of the Company’s Common Stock. Additionally, each Lender received a Warrant to purchase up to 35,000 shares of the Company’s Common Stock at an exercise price of $2.23 per share. On August 2, 2016, each Lender exercised his Warrant for the purchase of 35,000 shares of our Common Stock, resulting in total proceeds paid to the Company of approximately $156,000.

Mr. John Climaco. On June 2, 2015, Mr. Climaco, a current member of the Company’s Board and a member of the Strategic Committee of the Board, was elected as the EVP of PF Medical. As EVP of PF Medical, Mr. Climaco receives an annual salary of $150,000 and is not eligible to receive additional compensation for serving on the Company’s Board. Mr. Climaco is not standing for re-election as a director at the 2017 Annual Meeting of Stockholders.

Mr. Climaco is also a Director of Digirad Corporation, a publicly held company the common stock of which is listed on the Nasdaq (“Digirad”). On July 24, 2015, PF Medical and Digirad entered into a multi-year Tc-99m Supplier Agreement (the “Supplier Agreement”) and a Series F Stock Subscription Agreement (the “Subscription Agreement” and, together with the Supplier Agreement, the “Digirad Agreements”). The Supplier Agreement became effective upon the completion of the Subscription Agreement. Pursuant to the terms of the Digirad Agreements, Digirad purchased, in a private placement, 71,429 shares of PF Medical’s restricted Series F Stock for an aggregate purchase price of $1,000,000. The 71,429 share investment made by Digirad constituted approximately 5.4% of the outstanding common shares of PF Medical. The Supplier Agreement provides, among other things, that upon PF Medical’s commercialization of certain Tc99m generators, Digirad will purchase agreed upon quantities of Tc-99m for its nuclear imaging operations either directly or in conjunction with its preferred nuclear pharmacy supplier and PF Medical will supply Digirad, or its preferred nuclear pharmacy supplier, with Tc-99m at a preferred pricing, subject to certain conditions. To date, PF Medical is still in the R&D stage of its commercialization efforts, and no amounts of Tc99m have been sold to Digirad under the Supplier Agreement.

Employment Agreements and Management Incentive Plans (“MIPs”). We have employment agreements (each dated July 10, 2014 and effective for four years, as amended) with each of Dr. Centofanti (our President and CEO) and Ben Naccarato (our CFO). Each employment agreement provides for annual base salaries, bonuses (including MIPs as approved by our Board), and other benefits commonly found in such agreements. In addition, each employment agreement provides that in the event of termination of such officer without cause or termination by the officer for good reason (as such terms are defined in the employment agreement), the terminated officer shall receive payments of an amount equal to benefits that have accrued as of the termination but had not yet been paid, plus an amount equal to one year’s base salary at the time of termination. In addition, each of the employment agreements provide that in the event of a change in control (as defined in the employment agreements), all outstanding stock options to purchase our Common Stock granted to, and held by, the officer covered by the employment agreement to be immediately vested and exercisable. Mr. John Lash, our previous Chief Operating Officer (“COO”) who retired from the position effective September 30, 2016 and who remained a part-time employee through December 31, 2016, also had an employment agreement dated July 10, 2014 with substantially the same provisions as described above. Upon Mr. Lash’s resignation as COO effective September 30, 2016, his employment agreement also terminated. No amount was payable under Mr. Lash’s employment agreement upon his resignation as COO.

On January 19, 2017, the Company entered into an employment agreement (the “EVP/COO Employment Agreement”) with Mr. Mark Duff, EVP/COO, which was effective as of June 11, 2016, the effective date of Mr. Duff’s employment with the Company. The EVP/COO Employment Agreement has a term of three years from June 11, 2016 and provides substantially the same provisions as the employment agreements described above for the CEO and CFO.

On January 19, 2017, our Board and Compensation Committee approved individual MIPs for our CEO, EVP/COO, and CFO. The MIPs are effective January 1, 2017. Each MIP provides guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranges from 5% to 100% of the 2017 base salary for the CEO ($13,962 to $279,248), 5% to 100% of the 2017 base salary for the EVP/COO ($13,350 to $267,000), and 5% to 100% of the 2017 base salary for the CFO ($11,033 to $220,667). See “2017 MIPs.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, and the regulations promulgated thereunder require our executive officers and directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes of ownership of our Common Stock with the Securities and Exchange Commission, and to furnish us with copies of all such reports. Based solely on a review of the copies of such reports furnished to us and written information provided to us, we believe that during 2016 none of our executive officers, directors, or beneficial owners of more than 10% of our Common Stock failed to timely file reports under Section 16(a).

Audit Committee Report

The Audit Committee is responsible for providing independent objective oversight of the Company’s accounting functions and internal controls. In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Company states that:

●	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2016.

●

The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2016, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 16 (“Communications with Audit Committees”), as modified or supplemented.

●

The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP, required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” as modified or supplemented, and has discussed with Grant Thornton LLP, the independent registered public accounting firm’s independence.

In connection with the Audit Committee’s discussion with Grant Thornton LLP, as described above, the Audit Committee discussed and considered the nature and scope of the audit services performed by Grant Thornton LLP for the year ended December 31, 2016, and determined that the audit services provided by Grant Thornton LLP were compatible with maintaining the independence of Grant Thornton LLP.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the Securities and Exchange Commission. The Audit Committee has appointed Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2017.

This report is submitted on behalf of the members of the Audit Committee:

Mark A. Zwecker (Chairperson)

Gary G. Kugler

S. Robert Cochran

The Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

EXECUTIVE OFFICERS

The following table sets forth, as of the date hereof, information concerning our executive officers:

NAME	AGE	POSITION
Dr. Louis Centofanti	73	President, CEO, and Director
Mr. Ben Naccarato	54	CFO, Vice President, and Secretary
Mr. Mark Duff	54	EVP and COO

Dr. Louis F. Centofanti

See “Election of Directors – Dr. Louis F. Centofanti” for further information on Dr. Centofanti.

Mr. Ben Naccarato

Mr. Naccarato has served as the CFO since February 26, 2009. Mr. Naccarato joined the Company in September 2004 and served as Vice President, Finance of the Company’s Industrial Segment until May 2006, when he was named Vice President, Corporate Controller/Treasurer. From December 2002 to September 2004, Mr. Naccarato was the CFO of Culp Petroleum Company, Inc., a privately held company in the fuel distribution and used waste oil industry. In July 2015, Mr. Naccarato was named the CFO of PF Medical, the Company’s majority-owned Polish subsidiary involved in the research and development of a new medical isotope technology. Effective December 22, 2015, Mr. Naccarato was appointed to the Management Board of PF Medical. Mr. Naccarato is a graduate of University of Toronto having received a Bachelor of Commerce and Finance Degree and is a Chartered Professional Accountant, Certified Management Accountant (CPA, CMA).

Mr. Mark Duff

On May 15, 2016, the Board appointed Mr. Mark Duff to the position of EVP, effective June 11, 2016. Mr. Duff brings additional experience and leadership to the Company to support and help accelerate anticipated revenue growth and profitability. Upon Mr. John Lash’s retirement as COO of the Company effective September 30, 2016 (see “Resignation of Executive Officer” below), Mr. Duff assumed the additional position of the Company’s COO, and continues his position as EVP of the Company. Mr. Duff has 30 years of management and technical experience in the U.S Department of Energy (“DOE”) and U.S. Department of Defense (“DOD”) environmental and construction markets as a corporate officer, senior project manager, co-founder of a consulting firm, and federal employee. For the past five years, Mr. Duff has been responsible for the successful completion of over 70 performance-based projects at the Paducah Gaseous Diffusion Plant (“PGDP”) in Paducah, KY. At the PGDP, he served as the Project Manager for the Paducah Remediation Contract, which was a five-year project with a total value of $458 million. Prior to the PGDP project, Mr. Duff was a senior manager supporting Babcock and Wilcox (“B&W”), leading several programs that included building teams to solve complex technical problems. These programs included implementation of the American Recovery and Reinvestment Act (“ARRA”) at the DOE Y-12 facility with a $245 million budget for new cleanup projects completed over a two year period. During this period, Mr. Duff served as project manager leading a team of senior experts in support of Toshiba Corporation in Tokyo, Japan to integrate United States technology in the recovery of the Fukushima Daiichi Nuclear Reactor disaster. This project included arriving in Japan within three weeks after the earthquake to coordinate technologies associated with water treatment, radiation protection and shielding. Prior to joining B&W, Mr. Duff served as the president of Safety and Ecology Corporation (“SEC”). As President of SEC, he helped grow the company from $50 million to $80 million in annual revenues with significant growth in infrastructure, marketing, and client diversification. Mr. Duff has an MBA from the University of Phoenix and received his B.S. from the University of Alabama.

Resignation of Executive Officer

On September 12, 2016, the Company accepted the retirement of Mr. John Lash as Vice President and COO of the Company, which became effective September 30, 2016. Mr. Lash remained a part-time employee of the Company assisting with Company business matters from October 1, 2016, through December 31, 2016, at which time Mr. Lash retired from the Company. Mr. Lash’s retirement as COO of the Company was not due to a disagreement with the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation paid or earned by each of the named executive officers (“NEOs”) for the fiscal years ended December 31, 2016 and 2015.

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All other Compensation	Total Compensation
		($)	($)	($) (2)	($) (3)	($) (4)	($)

Dr. Louis Centofanti	2016	279,248	—	—	—	31,763	311,011
President and CEO	2015	271,115	—	—	82,691	31,446	385,252

Ben Naccarato	2016	220,667	—	—	—	37,537	258,204
Vice President and CFO	2015	214,240	—	—	65,343	37,710	317,293

Mark Duff (1)	2016	136,581	—	100,094	—	40,800	277,475
EVP/COO	2015	—	—	—	—	—	—

John Lash (1)	2016	215,000	—	—	—	26,925	241,925
Vice President and COO	2015	215,000	—	—	65,575	26,863	307,438

(1)

Mr. Duff was appointed as EVP by the Company on May 15, 2016 (effective June 11, 2016). Upon Mr. Lash’s retirement from the position of COO, effective September 30, 2016, Mr. Duff also assumed the additional position of COO. Mr. Lash remained a part time employee of the Company from October 1, 2016 to December 31, 2016, at which time Mr. Lash retired from the Company. As EVP/COO, Mr. Duff was provided the following compensation:

●	Annual base salary of $267,000;
●	Incentive stock options for purchase up to 50,000 shares of the Company’s Common Stock (see footnote 2 below);
●	Eligibility to participate in the Company’s performance incentive compensation bonus program (see footnote 3 below);
●	Up to $40,000 relocation expenses, of which Mr. Duff incurred $26,695 in relocation expenses (see footnote 4 below); and
●	Car allowance of $750 per month.

Amount noted in chart above for 2016 reflect amount earned by Mr. Duff from his date of employment in June 2016.

(2)

Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718, “Compensation – Stock Compensation.” No options were granted to any other NEOs in 2016 other than Mr. Duff. No options were granted to NEOs in 2015.

(3)

Represents performance compensation earned under the Company’s Management Incentive Plan (“MIP”) with respect to each NEO. The MIP for each NEO is described under the heading “2016 Management Incentive Plans (“MIP”).” No compensation was earned by any named executive officer under his respective MIP for 2016. Mr. Duff did not have a MIP for 2016.

(4)

The amount shown includes a monthly automobile allowance ($500 or $750), insurance premiums (health, disability and life) paid by the Company on behalf of the executive, and 401(k) matching contribution. For Mr. Duff, amount included relocation expense paid by the Company.

	Insurance
Name	Premium	Auto Allowance	401(k) match	Relocation	Total
Dr. Louis Centofanti	$17,028	$9,000	$5,735	—	$31,763
Ben Naccarato	$24,039	$9,000	$4,498	—	$37,537
Mark Duff	$8,720	$4,846	$539	26,695	$40,800
John Lash	$17,028	$6,000	$3,897	—	$26,925

Outstanding Equity Awards at Fiscal Year

The following table sets forth unexercised options held by the NEOs as of the fiscal year-end.

Outstanding Equity Awards at December 31, 2016

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) (1) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Dr. Louis Centofanti	—	—		—	—	—

Ben Naccarato	—	—			—	—

Mark Duff	—	50,000	(2)	—	3.97	5/15/2022

John Lash (3)	30,000	—		—	5.00	3/31/2017

(1) In the event of a change in control (as defined in the 2010 Stock Option Plan) of the Company, each outstanding option and award shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

(2) Incentive stock option granted on May 15, 2016 under the Company’s 2010 Stock Option Plan. The option is for a six year term and vests over a three year period, at one third increments per year.

(3) Mr. Lash retired from the position of COO effective September 30, 2016 and remained a part-time employee of the Company from October 1, 2016 to December 31, 2016 at which time he retired from the Company. Pursuant to the provisions of the 2010 Stock Option Plan, upon retirement, Mr. Lash had till March 31, 2017 to exercise his vested options, which was forfeited by Mr. Lash on March 31, 2017.

None of the Company’s NEOs exercised options during 2016.

Employment Agreements

Each of our CEO and CFO has an employment agreements dated July 10, 2014 with the Company. The employment agreements dated July 10, 2014 with our CEO and CFO are collectively referred to as the “Employment Agreements” and each as an “Employment Agreement.” These Employment Agreements provided that Dr. Centofanti, CEO, was entitled to receive an annual base salary of $271,115 and Mr. Naccarato, CFO, was entitled to receive an annual base salary of $214,240. The base salary is subject to adjustment as determined by the Compensation Committee. In addition to base salary, each of these executive officers is entitled to participate in the Company's benefits plans and to any performance compensation payable under an individual MIP for the CEO and CFO. No compensation was earned under each of the MIP for the CEO and CFO in 2016 (see further detail of each MIP below under the heading “2016 Management Incentive Plans (“MIPs”)”).

Each of the Employment Agreements was effective for three year. On May 30, 2017, with the approval of the Compensation Committee and the Board, the Company entered into an amendment to the Employment Agreement with each the CEO and CFO which extended the termination date of the agreement to July 10, 2018. No other terms of the Employment Agreement were amended. Each Employment Agreement may be terminated prior to its expiration by the Company with or without “cause” (as defined in the agreement) or by the executive officer for “good reason” (as defined in the agreement) or any other reason. If the NEO’s employment is terminated due to death, disability or for cause, we will pay to the NEO or to his estate a lump sum equal to the sum of any unpaid base salary through the date of termination and any benefits otherwise due at that time under any employee benefit plan, excluding any severance program or policy (the “Accrued Amounts”).

If the NEO terminates his employment for “good reason” or is terminated without cause, we will pay the NEO a sum equal to the total Accrued Amounts, plus one year of full base salary. If the NEO terminates his employment for a reason other than for good reason, we will pay to him the amount equal to the Accrued Amounts. If there is a Change in Control (as defined in the agreement), all outstanding stock options to purchase common stock held by the NEO will immediately become vested and exercisable in full. Severance benefits payable with respect to a termination (other than Accrued Amounts) shall not be payable until the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

Mr. John Lash, who retired from the position of COO, effective September 30, 2016, also had an employment agreement (“COO Employment Agreement”) dated July 10, 2014 with substantially the same provisions as in the Employment Agreements discussed above, in additional to an individual MIP for 2016. Upon Mr. Lash’s retirement from the position of COO, the COO Employment Agreement terminated. No compensation was earned by the COO under his 2016 MIP (see further detail of the COO’s 2016 MIP below under the heading “2016 Management Incentive Plans (“MIPs”)”).

On January 19, 2017, the Company entered into an employment agreement (the “EVP/COO Employment Agreement”) with Mr. Mark Duff, EVP/COO. Upon Mr. Lash’s retirement as COO effective September 30, 2016 as discussed above, Mr. Duff assumed the additional position of COO and continued his position of EVP of the Company. The EVP/COO Employment Agreement is effective June 11, 2016, Mr. Duff’s commencement date of employment as EVP, and has a term of three years. Pursuant to the EVP/COO Employment Agreement, Mr. Duff will serve as the Company’s EVP/COO with an annual base salary of $267,000. In addition, Mr. Duff is entitled to participate in the Company's broad-based benefits plans and to certain performance compensation payable under a separate MIP as approved by the Company’s Compensation Committee and Board. See MIPs approved by the Compensation Committee for each of the EVP/COO, CEO, and CFO for 2017 below. The terms of each 2017 MIP, which are each effective as of January 1, 2017, are described below under the heading “2017 MIPs.”

The EVP/COO Employment Agreements is effective for three years, unless earlier terminated by the Company with or without “cause” (as defined in the agreement) or by the EVP/COO for “good reason” (as defined in the agreement) or any other reason. If the EVP/COO’s employment is terminated due to death, disability or for cause, the Company will pay to the EVP/COO or to his estate a lump sum equal to the sum of any unpaid base salary through the date of termination and any benefits due to the EVP/COO under any employee benefit plan, excluding any severance program or policy (the “Accrued Amounts”).

If the EVP/COO terminates his employment for good reason or is terminated without cause, the Company will pay the EVP/COO a sum equal to the total Accrued Amounts, plus one year of full base salary. If the EVP/COO terminates his employment for a reason other than for good reason, the Company will pay to the EVP/COO the amount equal to the Accrued Amounts. If there is a Change in Control (as defined in the agreement), all outstanding stock options to purchase common stock held by the EVP/COO will immediately become exercisable in full. Severance benefits payable with respect to a termination (other than Accrued Amounts) shall not be payable until the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

Potential Payments

The following table sets forth the potential (estimated) payments and benefits to which our NEOs, Dr. Centofanti, Mark Duff, and Mr. Naccarato would be entitled upon termination of employment or following a Change in Control of the Company, as specified under each Employment Agreement with the Company, assuming each circumstance described below occurred on December 31, 2016, the last day of our fiscal year. Mr. John Lash’s Employment Agreement terminated effective September 30, 2016, upon his retirement from the position of COO.

					By Employee for
		Disability,			Good Reason or by
Name and Principal Position		Death,			Company Without			Change in Control
Potential Payment/Benefit		or For Cause			Cause			of the Company

Dr. Louis Centofanti
President, CEO and Director
Severance	$	──			$279,248		$	──
Stock Options	$	──	(1)	$	──	(1)	$	──	(1)

Mr. Mark Duff
EVP/COO
Severance	$	──			$267,000		$	──
Stock Options	$	──	(2)	$	──	(2)	$	──	(3)

Ben Naccarato
CFO
Severance	$	──			$220,667		$	──
Stock Options	$	──	(1)	$	──	(1)	$	──	(1)

(1)	No stock option outstanding as of December 31, 2016.

(2)	Benefit is zero since no options were vested as of December 31, 2016.

(3)	Benefit is zero since the number of stock options outstanding that were in-the-money as of December 31, 2016 (as reported on Nasdaq) was zero.

No performance compensation under the NEO’s MIP would have been payable at December 31, 2016 under any of the circumstances described in the table above. Pursuant to each MIP, if the participant’s employment with the Company is voluntarily or involuntarily terminated prior to the annual payment of the MIP compensation payment period, no MIP payment is payable. The payment is otherwise payable under each MIP on or about 90 days after year-end, or sooner, based on finalization of our financial statements for year-end. See “2016 Management Incentive Plans (“MIPs”)” below.

The amounts payable with respect to a termination (other than base salary and amounts otherwise payable under any Company employee benefit plan) are payable only if the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

2016 Executive Compensation Components

For the fiscal year ended December 31, 2016, the principal components of compensation for executive officers were:

●	base salary;
●	performance-based incentive compensation;
●	long term incentive compensation;
●	retirement and other benefits; and
●	perquisites.

Based on the amounts set forth in the Summary Compensation table, during 2016, salary accounted for approximately 78.2% of the total compensation of our NEOs, while equity option awards, bonus, MIP compensation, and other compensation accounted for approximately 21.8% of the total compensation of the NEOs.

Base Salary

The NEOs, other officers, and other employees of the Company receive a base salary during the fiscal year. Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility by using market data and comparisons to the Peer Group.

During its review of base salaries for executives, the Compensation Committee primarily considers:

●	market data and Peer Group comparisons;

●	internal review of the executive’s compensation, both individually and relative to other officers; and

●	individual performance of the executive.

Salary levels are typically considered annually as part of the performance review process as well as upon a promotion or other change in job responsibility. Merit based salary increases for executives are based on the Compensation Committee’s assessment of the individual’s performance. The base salary and potential annual base salary adjustments for the CEO, CFO, and EVP/COO are set forth in their respective Employment Agreements.

Performance-Based Incentive Compensation

The Compensation Committee has the latitude to design cash and equity-based incentive compensation programs to promote high performance and achievement of our corporate objectives by directors and the NEOs, encourage the growth of stockholder value and enable employees to participate in our long-term growth and profitability. The Compensation Committee may grant stock options and/or performance bonuses. In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate. In addition, the CEO has discretionary authority to grant stock options to certain high-performing executives or officers, subject to the approval of the Compensation Committee. The exercise price for each stock options granted is at or above the market price of our Common Stock on the date of grant. Stock options may be awarded to newly hired or promoted executives at the discretion of the Compensation Committee. Grants of stock options to eligible newly hired executive officers are generally made at the next regularly scheduled Compensation Committee meeting following the hire date.

2016 Management Incentive Plans (“MIPs”)

On February 4, 2016, the Board and the Compensation Committee approved individual MIPs for our CEO, previous COO (who retired from the position of COO effective September 30, 2016), and CFO. The MIPs were effective as of January 1, 2016. Each MIP provided guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awarded cash compensation based on achievement of performance thresholds (as discussed below), with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranged from 5% to 100% of the 2016 base salary for the CEO ($13,962 to $279,248), 5% to 100% of the 2016 base salary for our previous COO ($10,750 to $215,000) , and 5% to 100% of the 2016 base salary for the CFO ($11,033 to $220,667) .

Performance compensation under the Company’s MIPs is to be paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2016. If the MIP participant’s employment with the Company is voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment date, no MIP payment will be payable for and after such period.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation paid to the CEO, our previous COO, and CFO as a group was not to exceed 50% of the Company’s pre-tax net income (exclusive of PF Medical, the Company’s majority-owned Polish subsidiary) prior to the calculation of performance compensation.

No performance incentive compensation was earned under each of the MIPs for the CEO, previous COO, and CFO for 2016 as described below.

The following describes the principal terms of each MIP:

CEO MIP:

2016 CEO performance compensation was based upon meeting corporate revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2016 from our continuing operations (excluding PF Medical). The Compensation Committee believes performance compensation payable under each of the 2016 MIPs as discussed herein and below should be based on achievement of an EBITDA target as this target, which excludes certain non-cash items, provides a better indicator of operating performance. However, EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP. At achievement of 70% to 119% of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the CEO’s 2016 base salary. For this compensation, 60% was based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal year 2016, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal year 2016.  At achievement of 120% to 160%+ of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the CEO’s 2016 base salary. For this compensation, the amount payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our Board-approved revenue target and EBITDA target. The 2016 target performance incentive compensation for our CEO was as follows:

Annualized Base Pay:	$279,248
Performance Incentive Compensation Target (at 100% of MIP):	$139,624
Total Annual Target Compensation (at 100% of MIP):	$418,872

					TARGET

Revenue Target	<$	56,000,000	$56,000,000	$68,000,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target	<$	6,370,000	$6,370,000	$7,735,000	$9,100,000	$10,920,000	$12,740,000	$14,560,000

% of Performance Incentive Target		0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	<70%		70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160	%+

Revenue		$-	$1,397	$6,981	$13,962	$19,945	$27,924	$33,908
EBITDA		-	8,377	41,887	83,774	119,678	167,549	203,452
Health and Safety		-	2,094	10,472	20,944	20,944	20,944	20,944
Permit & License Violations		-	2,094	10,472	20,944	20,944	20,944	20,944
		$-	$13,962	$69,812	$139,624	$181,511	$237,361	$279,248

1)

Revenue was defined as the total consolidated third party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $80,000,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA target, which was $9,100,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the Company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds were established for the annual incentive compensation plan calculation for 2016.

Claim Number	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

4)

Permits or license violations incentive was earned/determined according to the scale set forth below:  An “official notice of non-compliance” was defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target was achieved.

COO MIP:

2016 COO performance compensation was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2016 from our continuing operations (excluding PF Medical). At achievement of 70% to 119% of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the COO’s 2016 base salary. For this compensation, 60% was based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal year 2016, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal year 2016.  At achievement of 120% to 160%+ of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the COO’s 2016 base salary. For this compensation, the amount payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our Board approved revenue target and EBITDA target. The 2016 target performance incentive compensation for our COO was as follows:

Annualized Base Pay:	$215,000
Performance Incentive Compensation Target (at 100% of MIP):	$107,500
Total Annual Target Compensation (at 100% of MIP):	$322,500

					TARGET

Revenue Target	<$	56,000,000	$56,000,000	$68,000,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target	<$	6,370,000	$6,370,000	$7,735,000	$9,100,000	$10,920,000	$12,740,000	$14,560,000

% of Performance Incentive Target		0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	<70%		70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160	%+

Revenue		$-	$1,074	$5,374	$10,750	$15,357	$21,500	$26,107
EBITDA		-	6,450	32,250	64,500	92,143	129,000	156,643
Health and Safety		-	1,613	8,063	16,125	16,125	16,125	16,125
Permit & License Violations		-	1,613	8,063	16,125	16,125	16,125	16,125
		$-	$10,750	$53,750	$107,500	$139,750	$182,750	$215,000

1)

Revenue was defined as the total consolidated third party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $80,000,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA target, which was $9,100,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the Company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds were established for the annual incentive compensation plan calculation for 2016.

Claim Number	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

4)

Permits or license violations incentive was earned/determined according to the scale set forth below:  An “official notice of non-compliance” was defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target was achieved.

CFO MIP:

2016 CFO performance compensation was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2016 from our continuing operations (excluding PF Medical). At achievement of 70% to 119% of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the CFO’s 2016 base salary. For this compensation, 60% was based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal year 2016, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal year 2016.  At achievement of 120% to 160%+ of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the CFO’s 2016 base salary. For this compensation, the amount payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our Board approved revenue target and EBITDA target. The 2016 target performance incentive compensation for our CFO was as follows:

Annualized Base Pay:	$220,667
Performance Incentive Compensation Target (at 100% of Plan):	$110,334
Total Annual Target Compensation (at 100% of Plan):	$331,001

					TARGET

Revenue Target	<$	56,000,000	$56,000,000	$68,000,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target	<$	6,370,000	$6,370,000	$7,735,000	$9,100,000	$10,920,000	$12,740,000	$14,560,000

% of Performance Incentive Target		0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	<70%		70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160	%+

Revenue		$-	$1,103	$5,517	$11,034	$15,762	$22,067	$26,795
EBITDA		-	6,620	33,100	66,200	94,572	132,400	160,772
Health and Safety		-	1,655	8,275	16,550	16,550	16,550	16,550
Permit & License Violations		-	1,655	8,275	16,550	16,550	16,550	16,550
		$-	$11,033	$55,167	$110,334	$143,434	$187,567	$220,667

1)

Revenue was defined as the total consolidated third party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $80,000,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operation (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA target, which was $9,100,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the Company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds were established for the annual incentive compensation plan calculation for 2016.

Claim Number	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

4)

Permits or license violations incentive was earned/determined according to the scale set forth below:  An “official notice of non-compliance” was defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target was achieved.

2016 MIP Targets

As discussed above, 2016 MIPs approved for the CEO, COO, and CFO by the Board and the Compensation Committee provided for the award of cash compensation based on achievement of performance targets which included revenue and EBITDA targets as approved by our Board. The 2016 MIP revenue target of $80,000,000 and EBITDA target of $9,100,000 were set by the Compensation Committee taking into account the Board-approved budget for 2016 as well as the committee’s expectations for performance that in its estimation would warrant payment of incentive cash compensation. In formulating the revenue target of $80,000,000, the Board considered 2015 results, current economic conditions, and forecasts for 2016 government (U.S DOE) spending. The Compensation Committee believed the performance targets were likely to be achieved, but not assured. No cash incentive based compensation under the 2016 MIPs was paid to the CEO, COO or CFO.

2017 MIPs

On January 19, 2017, the Board and the Compensation Committee approved individual MIPs for our CEO, EVP/COO, and CFO. The MIPs are effective January 1, 2017 for the 2017 calendar year. Each MIP provides guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranges from 5% to 100% of the 2017 base salary for the CEO ($13,962 to $279,248), 5% to 100% of the 2017 base salary for the EVP/COO ($13,350 to $267,000), and 5% to 100% of the 2017 base salary for the CFO ($11,033 to $220,667). Effective April 20, 2017, the Compensation Committee and the Board approved an increase to the CFO’s base salary to $229,494; however, the potential target performance compensation ranges payable as a percentage of base salary under the 2017 MIP remains under the base salary prior to the salary increase.

Performance compensation is paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2017. If the MIP participant’s employment with the Company is voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment date, no MIP payment will be payable for and after such period.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation paid to the CEO, EVP/COO, and CFO as a group is not to exceed 50% of the Company’s pre-tax net income (exclusive of PF Medical) prior to the calculation of performance compensation.

The following describes the principal terms of each MIP:

CEO MIP:

2017 CEO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2017 from our continuing operations (excluding PF Medical). The Compensation Committee believes performance compensation payable under each of the 2017 MIPs as discussed herein and below should be based on achievement of an EBITDA target, which excludes certain non-cash items, as this target provides a better indicator of operating performance. However, EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP. At achievement of 70% to 119% of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the CEO’s 2017 base salary. For this compensation, 60% is based on the EBITDA goal, 10% on the revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2017, and the remaining 15% on the number of notices alleging environmental, health, or safety violations under our permits or licenses that occur during the fiscal year 2017. At achievement of 120% to 160%+ of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the CEO’s 2017 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board approved revenue target and EBITDA target. The 2017 target performance incentive compensation for our CEO is as follows:

Annualized Base Pay:	$279,248
Performance Incentive Compensation Target (at 100% of MIP):	$139,624
Total Annual Target Compensation (at 100% of MIP):	$418,872

CEO MIP MATRIX

2017

Performance Target Column:			(a)	(b)	(c)	(d)	(e)	(f)

					TARGET

Revenue Target	<	$56,000,000	$56,000,000	$68,000,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target	<	$6,510,000	$6,510,000	$7,905,000	$9,300,000	$11,160,000	$13,020,000	$14,880,000

% of Performance Incentive Target		0%	10%	50%	100%	130%	170%	200%
% of Target Achieved		<70%	70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160	%+

Revenue		$-	$1,397	$6,981	13,962	$19,945	$27,924	$33,908
EBITDA		-	8,377	41,887	83,774	119,678	167,549	203,452
Health and Safety		-	2,094	10,472	20,944	20,944	20,944	20,944
Permit & License Violations		-	2,094	10,472	20,944	20,944	20,944	20,944
		$-	$13,962	$69,812	$139,624	$181,511	$237,361	$279,248

1)

Revenue is defined as the total consolidated third party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s 2017 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which is $80,000,000. The Board reserves the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA target for 2017, which is $9,300,000. The Board reserves the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The health and safety incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual incentive compensation plan calculation for 2017.

Work Comp. Claim Number	Performance Target Payable Under Column
6	(a)
5	(b)
4	(c)
3	(d)
2	(e)
1	(f)

4)

Permits or license violations incentive is earned/determined according to the scale set forth below:  An “official notice of non-compliance” is defined as an official communication during 2017 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
6	(a)
5	(b)
4	(c)
3	(d)
2	(e)
1	(f)

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target is achieved.

EVP/COO MIP:

2017 EVP/COO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2017 from our continuing operations (excluding PF Medical). At achievement of 70% to 119% of the revenue target and 60% to 119% of the EBITDA target, the potential performance compensation is payable at 5% to 50% of the 2017 base salary. For this compensation, 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2017, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2017. Upon achievement of 120% to 160%+ of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the EVP/COO’s 2017 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board approved revenue target and EBITDA target. The 2017 target performance incentive compensation for our EVP/COO is as follows:

Annualized Base Pay:	$267,000
Performance Incentive Compensation Target (at 100% of Plan):	$133,500
Total Annual Target Compensation (at 100% of Plan):	$400,500

EVP/COO MIP MATRIX

2017

Performance Target Column:		(a)	(b)	(c)	(d)	(e)	(f)

				TARGET

Revenue Target <	$56,000,000	$56,000,000	$63,586,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target <	$5,600,000	$5,600,000	$6,358,600	$9,300,000	$11,160,000	$13,020,000	$14,880,000

% of Performance Incentive Target	0%	10%	50%	100%	130%	170%	200%
% of Revenue Target Achieved	<70%	70%-78%	79%-99%	100%-119%	120%-139%	140%-159%	160	%+
% of EBITDA Target Achieved	<60%	60%-67%	68%-99%	100%-119%	120%-139%	140%-159%	160	%+

Revenue	$-	$1,334	$6,674	$13,350	$19,071	$26,700	$32,421
EBITDA	-	8,010	40,050	80,100	114,429	160,200	194,529
Health and Safety	-	2,003	10,013	20,025	20,025	20,025	20,025
Permit & License Violations	-	2,003	10,013	20,025	20,025	20,025	20,025
	$-	$13,350	$66,750	$133,500	$173,550	$226,950	$267,000

1)

Revenue is defined as the total consolidated third party top line revenue from continuing operations (excluding Medical) as publicly reported in the Company’s 2017 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which is $80,000,000. The Board reserves the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations, excluding PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA target for 2017, which is $9,300,000. The Board reserves the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The health and safety incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual incentive compensation plan calculation for 2017.

Work Comp. Claim Number	Performance Target Payable Under Column

6	(a)

5	(b)

4	(c)

3	(d)

2	(e)

1	(f)

4)

Permits or license violations incentive is earned/determined according to the scale set forth below:  An “official notice of non-compliance” is defined as an official communication during 2017 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column

6	(a)

5	(b)

4	(c)

3	(d)

2	(e)

1	(f)

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved.

CFO MIP:

2017 CFO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2017 from our continuing operations (excluding PF Medical). At achievement of 70% to 119% of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2017 base salary. For this compensation, 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2017, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2017. Upon achievement of 120% to 160%+ of the revenue and EBITDA targets, the CFO’s potential performance compensation is payable at 65% to 100% of the CFO’s 2017 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2017 target performance incentive compensation for our CFO is as follows:

Annualized Base Pay:	$220,667
Performance Incentive Compensation Target (at 100% of Plan):	$110,334
Total Annual Target Compensation (at 100% of Plan):	$331,001

CFO MIP MATRIX

2017

Performance Target Column:		(a)	(b)	(c)	(d)	(e)	(f)

				TARGET

Revenue Target <	$56,000,000	$56,000,000	$68,000,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target <	$6,510,000	$6,510,000	$7,905,000	$9,300,000	$11,160,000	$13,020,000	$14,880,000

% of Performance Incentive Target	0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	<70%	70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160	%+

Revenue	$-	$1,103	$5,517	$11,034	$15,762	$22,067	$26,795
EBITDA	-	6,620	33,100	66,200	94,572	132,400	160,772
Health and Safety	-	1,655	8,275	16,550	16,550	16,550	16,550
Permit & License Violations	-	1,655	8,275	16,550	16,550	16,550	16,550
	$-	$11,033	$55,167	$110,334	$143,434	$187,567	$220,667

1)

Revenue is defined as the total consolidated third party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s 2017 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which is $80,000,000. The Board reserves the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA target for 2017, which is $9,300,000. The Board reserves the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The health and safety incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual incentive compensation plan calculation for 2017.

Work Comp. Claim Number	Performance Target Payable Under Column

6	(a)

5	(b)

4	(c)

3	(d)

2	(e)

1	(f)

4)

Permits or license violations incentive is earned/determined according to the scale set forth below:  An “official notice of non-compliance” is defined as an official communication during 2017 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column

6	(a)

5	(b)

4	(c)

3	(d)

2	(e)

1	(f)

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target is achieved.

2017 MIP Targets

As discussed above, 2017 MIPs approved for the CEO, EVP/COO, and CFO by Board and the Compensation Committee provide for the award of cash compensation based on achievement of performance targets which included Revenue and EBITDA targets as approved by our Board. The 2017 MIP revenue target of $80,000,000 and EBITDA target of $9,300,000 were set by the Compensation Committee taking into account the Board-approved budget for 2017 as well as the committee’s expectations for performance that in its estimation would warrant payment of incentive cash compensation. In formulating the revenue target of $80,000,000, the Board considered 2016 results, current economic conditions, and forecasts for 2017 government (U.S DOE) spending. The Compensation Committee believes the performance targets are likely to be achieved, but not assured

Long-Term Incentive Compensation

Employee Stock Option Plans

The 2010 Stock Option Plan (the “2010 Option Plan”) encourages participants to focus on long-term performance and provides an opportunity for executive officers and certain designated key employees to increase their stake in the Company. Stock options succeed by delivering value to the executive only when the value of our stock increases. The 2010 Option Plan authorizes the grant of Non-Qualified Stock Options (“NQSOs”) and Incentive Stock Options (“ISOs”) for the purchase of our Common Stock.

The 2010 Option Plan assists the Company to:

●	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

●	provide an opportunity for increased equity ownership by executives; and

●	maintain competitive levels of total compensation.

Stock option award levels are determined based on market data, vary among participants based on their positions with us and are granted generally at the Compensation Committee’s regularly scheduled August or September meeting. Newly hired or promoted executive officers who are eligible to receive options are generally awarded such options at the next regularly scheduled Compensation Committee meeting following their hire or promotion date.

Options are awarded with an exercise price equal to or not less than the closing price of the Company’s Common Stock on the date of the grant as reported on the NASDAQ. In certain limited circumstances, the Compensation Committee may grant options to an executive at an exercise price in excess of the closing price of the Company’s Common Stock on the grant date.

On May 15, 2016, the Company granted 50,000 ISOs from the Company’s 2010 Stock Option Plan to our newly named EVP/COO. The ISOs granted were for a contractual term of six years with one-third vesting annually over a three year period. The exercise price of the ISOs was $3.97 per share, which was equal to the fair market value of the Company’s Common Stock on the date of grant.

Pursuant to the 2010 Stock Option plan, vesting of option awards ceases upon termination of employment and exercise right of the vested option amount ceases upon three months from termination of employment except in the case of death or retirement (subject to a six month limitation), or disability (subject to a one year limitation). Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option.

In the event of a “change of control” (as defined in the 2010 Stock Option Plan) of the Company, each outstanding option and award granted under the plans shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

Accounting for Stock-Based Compensation

We account for stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation.” ASC 718 establishes accounting standards for entity exchanges of equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. ASC 718 requires all stock-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. The Company uses the Black-Scholes option-pricing model to determine the fair-value of stock-based awards which requires subjective assumptions. Assumptions used to estimate the fair value of stock options granted include the exercise price of the award, the expected term, the expected volatility of the Company’s stock over the option’s expected term, the risk-free interest rate over the option’s expected term, and the expected annual dividend yield. We recognize stock-based compensation expense using a straight-line amortization method over the requisite period, which is the vesting period of the stock option grant.

Retirement and Other Benefits

401(k) Plan

We adopted the Perma-Fix Environmental Services, Inc. 401(k) Plan (the “401(k) Plan”) in 1992, which is intended to comply with Section 401 of the Internal Revenue Code and the provisions of the Employee Retirement Income Security Act of 1974. All full-time employees who have attained the age of 18 are eligible to participate in the 401(k) Plan. Eligibility is immediate upon employment but enrollment is only allowed during four quarterly open periods of January 1, Apri1 1, July 1, and October 1. Participating employees may make annual pretax contributions to their accounts up to 100% of their compensation, up to a maximum amount as limited by law. We, at our discretion, may make matching contributions based on the employee’s elective contributions. Company contributions vest over a period of five years. In 2016, the Company contributed approximately $307,000 in 401(k) matching funds, of which approximately $15,000 was for our NEOs (see the “Summary Compensation Table” under “Executive Compensation” for 401(k) matching fund contributions made for the NEOs for 2016).

Perquisites and Other Personal Benefits

The Company provides executive officers with limited perquisites and other personal benefits (health/disability/life insurance) that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers. The executive officers are provided an auto allowance.

Consideration of Stockholder Say-On-Pay Advisory Vote.

At our Annual Meeting of Stockholders held on July 28, 2016, our stockholders voted, on a non-binding, advisory basis, on the compensation of our NEOs for 2015. A substantial majority (approximately 80%) of the total votes cast on our say-on-pay proposal at that meeting approved the compensation of our NEOs for 2015 on a non-binding, advisory basis. The Compensation Committee and the Board believes that this affirms our stockholders’ support of our approach to executive compensation. The Compensation Committee expects to continue to consider the results of future stockholder say-on-pay advisory votes when making future compensation decisions for our NEOs. We will hold an advisory vote on the compensation of our NEOs at our 2017 annual meeting of stockholders.

Equity Compensation Plans

The following table sets forth information as of December 31, 2016, with respect to our equity compensation plans.

	Equity Compensation Plan
Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans Approved by stockholders	247,200	$6.69	260,413
Equity compensation plans not Approved by stockholders	—	—	—
Total	247,200	$6.69	260,413

Compensation Risk Assessment

In reviewing our executive compensation program, the Company considers whether the program encourages unnecessary or excessive risk taking and has concluded that its compensation policies do not create risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the assessment performed by the Company, with input from the Company’s executive management and its outside securities counsel. The Company’s assessment included consideration of Item 402(s) of Regulation S-K, promulgated under the Securities Act, as discussed with the Company’s management following in-depth discussions of Item 402(s) with our outside securities counsel. In conducting the Company’s risk assessment, numerous factors were considered, including:

●

the Company does not offer significant short-term incentives that would reasonably be considered as motivating high-risk investments or other conduct that is not consistent with the long term goals of the Company;

●	the mix between short-term and long-term compensation;

●	the type of equity awards granted to employees and level of equity and equity award holdings; and

●	the historical emphasis at the Company on long-term growth and profitability over short-term gains.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners

The table below sets forth information as to the shares of Common Stock beneficially owned as of June 8, 2017, by each person known by us to be the beneficial owners of more than 5% of any class of our voting securities.

Name of Beneficial Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (1)
Heartland Advisors, Inc. (2)	Common	1,669,439	14.3%
TALANTA Investment Group, LLC (3)	Common	618,014	5.3%

(1) The number of shares and the percentage of outstanding Common Stock shown as beneficially owned by a person are based upon 11,698,347 shares of Common Stock outstanding on June 8, 2017, and the number of shares of Common Stock which such person has the right to acquire beneficial ownership of within 60 days. Beneficial ownership by our stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act.

(2) This information is based on the Schedule 13F of Heartland Advisors, Inc., an investment advisor, filed with the Securities and Exchange Commission on May 1, 2017, disclosing that as of March 31, 2017, Heartland Advisors, Inc. had dispositive power over all of these shares but shared voting power over 1,507,832 of such shares and no voting power over 161,607 of the shares. The address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, WI 53202.

(3) This information is based on the Schedule 13D of TALANTA Investment Group, LLC, a private investment firm, filed with the Securities and Exchange Commission on March 27, 2017, disclosing that as of March 24, 2017, (i) TALANTA Investment Group, LLC, (ii) TALANTA Fund, L.P, and (iii) Justyn R. Putnam (collectively, the “Reporting Persons”), had shared dispositive power shared voting power over all of these shares. The address of the Reporting Persons is 401N. Tryon Street, 10th Floor, Charlotte, North Carolina 28202.

Additionally, as of May 22, 2017, Capital Bank–Grawe Gruppe AG (“Capital Bank”), a banking institution regulated by the banking regulations of Austria, holds of record as a nominee for, and as an agent of, certain accredited investors, 1,411,268 shares of our Common Stock. None of Capital Bank's investors beneficially own more than 4.9% of our Common Stock and to its best knowledge, as far as stocks held in accounts with Capital Bank, none of Capital Bank’s investors act together as a group or otherwise act in concert for the purpose of voting on matters subject to the vote of our stockholders or for purpose of disposition or investment of such stock. Additionally, Capital Bank's investors maintain full voting and dispositive power over the Common Stock beneficially owned by such investors, and Capital Bank has neither voting nor investment power over such shares. Accordingly, Capital Bank believes that (i) it is not the beneficial owner, as such term is defined in Rule 13d-3 of the Exchange Act, of the shares of Common Stock registered in Capital Bank’s name because (a) Capital Bank holds the Common Stock as a nominee only, (b) Capital Bank has neither voting nor investment power over such shares, and (c) Capital Bank has not nominated or sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board; and (ii) it is not required to file reports under Section 16(a) of the Exchange Act or to file either Schedule 13D or Schedule 13G in connection with the shares of our Common Stock registered in the name of Capital Bank.

Notwithstanding the previous paragraph, if Capital Bank's representations to us described above are incorrect or if Capital Bank's investors are acting as a group, then Capital Bank or a group of Capital Bank's investors could be a beneficial owner of more than 5% of our voting securities. If Capital Bank was deemed the beneficial owner of such shares, the following table sets forth information as to the shares of voting securities that Capital Bank may be considered to beneficially own on May 22, 2017.

Name of Record Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (*)
Capital Bank Grawe Gruppe	Common	1,411,268(+)	12.1%

(*) This calculation is based upon 11,698,347 shares of Common Stock outstanding on June 8, 2017, plus the number of shares of Common Stock which Capital Bank, as agent for certain accredited investors has the right to acquire within 60 days, which is none.

(+) This amount is the number of shares that Capital Bank has represented to us that it holds of record as nominee for, and as an agent of, certain of its accredited investors. As of the date of this report, Capital Bank has no warrants or options to acquire, as agent for certain investors, additional shares of our Common Stocks. Although Capital Bank is the record holder of the shares of Common Stock described in this note, Capital Bank has advised us that it does not believe it is a beneficial owner of the Common Stock or that it is required to file reports under Section 16(a) or Section 13(d) of the Exchange Act. Because Capital Bank (a) has advised us that it holds the Common Stock as a nominee only and that it does not exercise voting or investment power over the Common Stock held in its name and that no one investor of Capital Bank for which it holds our Common Stock holds more than 4.9% of our issued and outstanding Common Stock and (b) has not nominated, and has not sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board, we do not believe that Capital Bank is our affiliate. Capital Bank's address is Burgring 16, A-8010 Graz, Austria.

Security Ownership of Management

The following table sets forth information as to the shares of voting securities beneficially owned as of June 8, 2017, by each of our directors and NEOs and by all of our directors and NEOs as a group. Beneficial ownership has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act. A person is deemed to be a beneficial owner of any voting securities for which that person has the right to acquire beneficial ownership within 60 days.

	Amount and Nature
Name of Beneficial Owner (2)	of Beneficial Owner (1)		Percent of Class (1)
Dr. Louis F. Centofanti (3)	217,525	(3)	1.86%
John M. Climaco (4)	22,763	(4)	*
Robert Cochran (5)	8,183	(5)	*
Dr. Gary Kugler (6)	42,486	(6)	*
Joe R. Reeder (7)	150,434	(7)	1.28%
Larry M. Shelton (8)	100,104	(8)	*
Mark A. Zwecker (9)	169,408	(9)	1.45%
Ben Naccarato (10)	1,500	(10)	*
Mark Duff (11)	19,667	(11)	*
Directors and Executive Officers as a Group (9 persons)	732,070	(12)	6.20%

*Indicates beneficial ownership of less than one percent (1%).

(1) See footnote (1) of the table under “Security Ownership of Certain Beneficial Owners.”

(2) The business address of each person, for the purposes hereof, is c/o Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

(3) These shares include (i) 154,725 shares held of record by Dr. Centofanti, and (iii) 62,800 shares held by Dr. Centofanti's wife. Dr. Centofanti has sole voting and investment power of these shares, except for the shares held by Dr. Centofanti's wife, over which Dr. Centofanti shares voting and investment power. Dr. Centofanti also owns 700 shares of PF Medical’s Common Stock.

(4) Mr. Climaco has sole voting and investment power over these shares which include: (i) 14,363 shares of Common Stock held of record by Mr. Climaco, and (ii) options to purchase 8,400 shares, which are immediately exercisable.

(5) Mr. Cochran has sole voting and investment power over these shares which include: (1) 2,183 shares of Common Stock held of record by Mr. Cochran, and (ii) options to purchase 6,000 shares, which are immediately exercisable.

(6) Dr. Kugler has sole voting and investment power over these shares which include: (i) 35,286 shares of Common Stock held of record by Dr. Kugler, and (ii) options to purchase 7,200 shares, which are immediately exercisable.

(7) Mr. Reeder has sole voting and investment power over these shares which include: (i) 126,434 shares of Common Stock held of record by Mr. Reeder, and (ii) options to purchase 24,000 shares, which are immediately exercisable.

(8) Mr. Shelton has sole voting and investment power over these shares which include: (i) 76,104 shares of Common Stock held of record by Mr. Shelton, and (ii) options to purchase 24,000 shares, which are immediately exercisable. Mr. Shelton also owns 750 shares of PF Medical’s Common Stock.

(9) Mr. Zwecker has sole voting and investment power over these shares which include: (i) 145,408 shares of Common Stock held of record by Mr. Zwecker, and (ii) options to purchase 24,000 shares, which are immediately exercisable.

(10) Mr. Naccarato has sole voting and investment power over these shares which include: 1,500 shares held of record by Mr. Naccarato. Mr. Naccarato also owns 100 shares of PF Medical’s Common Stock.

(11) Mr. Duff has sole voting and investment power over these shares which include: (i) 3,000 shares held of record by Mr. Duff, and (ii) options to purchase 16,667 shares, which are immediately exercisable.

(12)Amount includes 110,267 options, which are immediately exercisable to purchase 110,267 shares of Common Stock.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors appointed Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal year 2017. Grant Thornton has been the Company’s independent registered public accounting firm since July 9, 2014. It is expected that representatives of Grant Thornton will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the Meeting and entitled to vote is required for adoption of this proposal.

Stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws. However, the Company is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Grant Thornton.

The following table reflects the aggregate fees for the audit and other services provided by Grant Thornton LLP, the Company’s independent registered public accounting firm, for fiscal years 2016 and 2015:

Fee Type	2016	2015

Audit Fees(1)	$393,000	366,000

Tax Fees (2)	165,000	136,000
Total	$558,000	502,000

(1) Audit fees consist of audit work performed in connection with the annual financial statements, the reviews of unaudited quarterly financial statements, and work generally only the independent registered accounting firm can reasonably provide, such as consents and review of regulatory documents filed with the Securities and Exchange Commissions.

(2) Fees for income tax planning, filing, and consulting.

The Audit Committee of the Company's Board of Directors has considered whether Grant Thornton’s provision of the services described above for the fiscal years 2016 and 2015 was compatible with maintaining its independence.

Engagement of the Independent Auditor

The Audit Committee approves in advance all engagements with the Company’s independent accounting firm to perform audit or non-audit services for us. All services under the headings Audit Fees and Tax Fees were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X of the Exchange Act. The Audit Committee's pre-approval policy provides as follows:

●

The Audit Committee will review and pre-approve on an annual basis all audits, audit-related, tax and other services, along with acceptable cost levels, to be performed by the independent accounting firm and any member of the independent accounting firm’s alliance network of firms, and may revise the pre-approved services during the period based on later determinations. Pre-approved services typically include: audits, quarterly reviews, regulatory filing requirements, consultation on new accounting and disclosure standards, employee benefit plan audits, reviews and reporting on management's internal controls and specified tax matters.

●	Any proposed service that is not pre-approved on the annual basis requires a specific pre-approval by the Audit Committee, including cost level approval.
●

The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee members. The delegated member must report to the Audit Committee, at the next Audit Committee meeting, any pre-approval decisions made.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 – APPROVAL, BY AN ADVISORY (NON-BINDING) VOTE, OF THE 2016 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (“Exchange Act”), we are providing stockholders with an advisory (non-binding) vote on the approval of the 2016 compensation of our named executive officers (this vote is sometimes referred to as “say on pay”). The Company submits such a “say on pay” vote to stockholders annually. Accordingly, you may vote on the following resolution at the 2017 annual meeting:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers in 2016, as disclosed pursuant to Item 402 of Regulation S-K, the accompanying compensation tables, and the related narrative discussion, in the Company’s 2017 Proxy Statement.”

As described in this Proxy Statement, our executive compensation programs are designed to enable us to attract, motivate, and retain executive talent, who are critical to our success. Our compensation is centered around a pay-for-performance philosophy. We believe that our executive compensation program, with its balance of cash incentives designed to reward achievement of key performance goals set for the year and longer-term equity based incentives, compensates our executives for performance directly linked to stockholder value creation.

The vote on this Proposal 3 is not intended to address any specific element of compensation and is advisory, which means that the vote is not binding on the Company, our Board of Directors, and the Compensation Committee. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will review the voting results in connection with their ongoing evaluation of the Company’s compensation program and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, BY ADVISORY (NON-BINDING) VOTE, OF THE 2016 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4 – RECOMMENDATION, BY AN ADVISORY (NON-BINDING) VOTE, ON THE FREQUENCY OF THE FUTURE VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, the Company is required to hold an advisory vote on say-on-pay frequency every six years; accordingly our stockholders are entitled to vote at the 2017 Annual Meeting regarding whether future stockholder votes to approve the compensation of the named executive officers should occur every one, two, or three years (commonly referred to as a "say-when-on-pay" vote).  When the advisory vote was last held in 2011, shareholders indicated a preference to hold the advisory vote on executive compensation each year and the Board of Director implemented this standard. The Board of Directors believes this continues to be the best approach for the Company and our stockholders as this approach provides a useful avenue for stockholders to provide feedback to the Compensation Committee and the Board of Directors on our executive compensation program.

Although this vote is an advisory vote only and is not binding on the Company or its Board of Directors, the Compensation Committee and the Board of Directors value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future stockholder votes on officer compensation.

We are requesting your advisory (non-binding) vote based on the following resolution:

“RESOLVED, that the stockholders recommend, by an advisory (non-binding) vote, whether an advisory and non-binding vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR “EVERY YEAR” FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 5 – APPROVAL OF THE FOURTH AMENDMENT TO THE 2003 OUTSIDE DIRECTORS STOCK PLAN

In 2003, the Board of Directors adopted the 2003 Outside Directors Stock Plan (the "2003 Plan"), and the 2003 Plan was approved by our stockholders at the annual meeting held on July 29, 2003. The 2003 Plan authorizes the grant of non-qualified stock options and stock awards to each member of our Board of Directors who is not our employee. Currently, we have six outside directors. The Board of Directors believes that the 2003 Plan serves to:

(a)	attract and retain qualified members of the Board of Directors who are not our employees, and

(b)

enhance such outside directors’ interests in our continued success by increasing their proprietary interest in us and more closely aligning the financial interests of such outside directors with the financial interests of our stockholders.

On August 5, 2008, the Company’s stockholders approved the First Amendment to the 2003 Plan which increased from 200,000 to 400,000 the number of shares reserved for issuance under the plan. On September 13, 2012, the Company’s stockholders approved the Second Amendment to the 2003 Plan which increased from 400,000 to 600,000 the number of shares reserved for issuance under the plan. On September 18, 2014, the Company’s stockholders approved the Third Amendment to the 2003 Plan which increased from 600,000 to 800,000 the number of shares reserved for issuance under the Plan. On May 30, 2017, the Board approved, subject to the approval of our stockholders at the Meeting, the Fourth Amendment to the 2003 Plan, which authorizes an additional 300,000 shares of our Common Stock for issuance thereunder. The Fourth Amendment is attached as “Exhibit A” to this Proxy Statement.

Background for Request to Approve the Fourth Amendment to the 2003 Plan and Increase the Number of Shares Reserved for Stock Options and Stock Awards in Lieu of Directors’ Fees Payable in Cash

Our request for stockholder approval of the Fourth Amendment to the 2003 Plan, thereby increasing the number of shares issuable thereunder by 300,000 shares, considers a number of factors, including the following (each of which are discussed further below):

●	Key data relating to outstanding equity awards and shares available for grant;
●	Significant historical award information, including burn rate, overhang and dilution; and
●	Future share needs.

Key Data Relating to Outstanding Equity Awards and Shares Available. The following table includes information regarding outstanding equity awards and shares available for future awards under the 2003 Plan as of June 8, 2017, the record date for the Meeting (and without giving effect to approval of the Fourth Amendment):

2003 Plan
Total shares underlying outstanding stock options	163,200
Weighted-average exercise price of outstanding stock options	$7.83
Weighted-average remaining contractual life of outstanding stock options	4.6
Total shares issued underlying stock awards in lieu of directors’ fees payable in cash and option exercise	521,351
Total shares currently available for grant	115,449

Significant Historical Award Information. Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last three years, the Company has maintained an average burn rate of .7% of shares of Common Stock outstanding per year with respect to the 2003 Plan. Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under a particular equity plan, while overhang also includes shares that are available to be awarded under the plan.

2003 Plan
Key Equity Metrics	2016	2015	2014

Burn Rate (1)	.6%	.7%	.7%
Overhang (2)	2.6%	3.1%	3.8%
Dilution (3)	1.3%	1.4%	1.5%

(1)

Burn rate is calculated by dividing the number of shares subject to equity awards granted during the year (option grants as well stock awards in lieu of director fees) by the weighted-average number of shares outstanding during the year.

(2)

Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.

(3)	Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Future Share Needs and Impact. We considered several factors in determining to request 300,000 additional shares for the 2003 Plan, including:

●

Assuming stockholder approval of the Fourth Amendment to the 2003 Plan, 415,449 shares will be available for future grant. We expect this amount to last for approximately 5.2 years of awards. This estimate is based on anticipated annual option grants of 12,000 shares, as well as estimated annual stock awards of 68,000 shares, assuming election by each director to take 65% of his directors’ fee in Common Stock. While we believe this calculation provides a reasonable estimate of how long such a share reserve may last, there are a number of factors that could impact our future equity share usage, including the election of new directors or additional directors, or the election by some or all directors to take 100% of their directors’ fee in Common Stock in lieu of cash.

●	The total overhang resulting from the additional share request represents approximately 4.9% of the shares of common stock outstanding as of June 8, 2017, the record date for the Meeting.

Authorized Shares and Stock Price. The Company’s Restated Certificate of Incorporation, as amended, presently authorizes the issuance of 30,000,000 shares of Common Stock. There were 11,698,347 shares of Common Stock issued and outstanding as of June 8 2017, and the closing price of a share of Common Stock as of that date was $3.60.

Summary of the 2003 Plan

Eligibility. Each member of our Board of Directors who is not our employee ("Eligible Director") is eligible to receive options and awards under the 2003 Plan. As of the date of this Proxy Statement, five persons are eligible to participate in the 2003 Plan. If new non-employee directors are added to our Board of Directors, they will be eligible to participate in the 2003 Plan.

Grant of Options. Each Eligible Director automatically receives an option to purchase 6,000 shares of Common Stock on the date the Eligible Director is initially elected to the Board of Directors. Thereafter, each Eligible Director receives an option to acquire an additional 2,400 shares of Common Stock on each date the Eligible Director is reelected to the Board of Directors by our stockholders. The options granted under the 2003 Plan are non-qualified stock options, which do not qualify as “incentive stock options" under Section 422 of the Internal Revenue Code, as amended (the "Code").

Option Terms. The 2003 Plan provides that the terms of each option granted will include the following:

●

Exercise Price. The exercise price of options will be the fair market value of the shares of Common Stock subject to the option on the business day preceding the date the option is granted. Common Stock purchased upon the exercise of an option granted under the 2003 Plan must be paid in cash in full at the time of exercise. Options must be exercised for not less than 1,000 shares of Common Stock unless the remaining shares that are exercisable are less than 1,000 shares.

●	Term. No option shall be exercisable until after the expiration of at least six months from the date the option was granted. Each option will expire 10 years from the date the option is granted.

Stock in lieu of Director Fees Payable in Cash. The 2003 Plan provides that an Eligible Director may elect to receive either:

●	65% of the fee payable to the Eligible Director for service on our Board (the "Director Fee") in Common Stock with the balance paid in cash, or

●	100% of the Director Fee in Common Stock.

A director who fails to make such election in a timely manner shall be deemed to have elected to receive 100% of the applicable fees payable to such director in stock. The number of shares of Common Stock issuable to the Eligible Directors in lieu of Director Fees payable in cash is determined by valuing the Common Stock at 75% of its fair market value on the business day immediately preceding the date that the Director Fee is due. No shares of Common Stock received in lieu of Director Fees paid in cash may be transferred by an Eligible Director until after the expiration of six months from the date the shares are issued.

Amendment or Termination. The Board of Directors may amend or modify the 2003 Plan at any time, except that no amendment shall be effective without shareholder approval if shareholder approval is required to apply with applicable law or stock exchange rules.

Adjustments. Subject to any required action by our stockholders, the number of shares of common stock for which options may be granted and the number of shares of common stock then subject to options previously granted will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of our common stock resulting from a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend. Such adjustments shall be made solely by the Board of Directors.

Federal Tax Consequences:

●

Stock Options. An optionee will realize no taxable income at the time an option is granted under the 2003 Plan. Ordinary income will generally be realized by the optionee at the time the optionee exercises the option. The amount of income will be equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Tax withholding may be required on such income at the time of exercise by the optionee. We are entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income on the exercise of an option. When an optionee disposes of shares of Common Stock acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short-term capital loss depending upon the holding period of the shares.

●

Stock Awards. An Eligible Director will recognize ordinary income upon the issuance of shares of Common Stock in lieu of cash Director Fees in an amount equal to the fair market value of the shares received, adjusted for certain marketability restrictions of these shares. Tax withholding may be required on such income at the time of issuance. We generally will be entitled to a federal income tax deduction on the date of issuance equal to the amount the Eligible Director recognizes as ordinary income. When a participant sells shares received as a stock award, the participant will recognize capital gain or loss equal to the difference between the amount the participant recognized as ordinary income (adjusted for certain marketability restrictions of these shares) and the fair market value of the shares on the date of the sale.  Such capital gain or loss will be treated as long term or short term, depending on the holding period of the shares."

The above-described tax consequences are based upon present federal income tax laws, and thus are subject to change when laws change.

Summary of the Fourth Amendment

Pursuant to Rule 16b-3 of the Securities Exchange Act, as amended, and the Nasdaq Rule 5635, our stockholders are being asked to approve the Fourth Amendment to the 2003 Plan at the Meeting. The principal features of the 2003 Plan, as previously amended by the First, Second, and Third Amendment and as proposed by the Fourth Amendment (as set forth in “Exhibit A” to this Proxy Statement), are summarized above, but such summary is qualified in its entirety by reference to the terms of the 2003 Plan, as amended.

Available Shares. If the Fourth Amendment is adopted, the 2003 Plan will provide that the maximum number of shares of our Common Stock that may be issued under the 2003 Plan is 1,100,000 shares (subject to adjustment as provided in the 2003 Plan), of which 684,551 have previously been issued or reserved for issuance under the 2003 Plan. As of the record date, the fair market value of a share of our Common Stock was $3.60, based on the closing price of such stock as reported on NASDAQ on such date. As a result, the aggregate fair market value of the additional 300,000 shares of our Common Stock that may be granted under the 2003 Plan if the Fourth Amendment is approved was $1,080,000 as of the record date. Shares of our Common Stock subject to options that are canceled or expired without being exercised will again be available for awards under the 2003 Plan. The shares of Common Stock to be delivered under the 2003 Plan will be made available from our authorized and unissued shares.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE FOURTH AMENDMENT TO THE 2003 OUTSIDE DIRECTORS STOCK PLAN.

PROPOSAL 6 - APPROVAL OF THE 2017 STOCK OPTION PLAN

General. The Board of Directors, subject to approval by the stockholders, has adopted the 2017 Stock Option Plan (the “2017 Plan”). The 2017 Plan authorizes the grant of incentive stock options and non-qualified stock options to officers and employees of the Company, including any employee who is also a member of the Board of Directors, and non-qualified stock options to consultants of the Company. The stockholders are being asked to approve the 2017 Plan at the Meeting. The Board of Directors believes that adoption and approval of the 2017 Plan will serve to attract and retain qualified individuals and to provide such individuals with an incentive to render outstanding service to the Company and its stockholders. The Company’s Board of Directors unanimously recommends that stockholders approve the 2017 Plan.

Principal features of the 2017 Plan, as adopted by the Board of Directors, are summarized below, but such summary is qualified in its entirety by reference to the terms of the 2017 Plan, as set forth in “Exhibit B” to this Proxy Statement. The Board of Directors has adopted the 2017 Plan because the 2010 Stock Option Plan has only 140,000 shares of Common Stock available for grant under the 2010 Stock Option Plan. Additionally, the 2010 Stock Option Plan does not permit the grant of options to consultants and, given the increased use of consultants by the Company, the Board of Directors believes it to be in the best interest of the Company to permit option grants to such individuals. Accordingly, the 2017 Plan authorizes the grant of options to officers and employees of the Company, including any employee who is also a member of the Board of Directors, as well as to consultants of the Company. The maximum number of shares of Common Stock of the Company that may be issued under the 2017 Plan will be 540,000 shares (subject to adjustment as provided in the 2017 Plan), which includes a rollover of 140,000 shares of Common Stock remaining available for issuance under the 2010 Stock Option Plan. After adoption of the 2017 Plan, no further options will be granted under the 2010 Stock Option Plan; in all other respects, the 2010 Stock Option Plan will remain in full force and effect with respect to all outstanding option grants under the 2010 Stock Option Plan.

Administration. The 2017 Plan is administered by a committee (“Committee”). The Committee consists of the Board of Directors, unless the Board of Directors appoints the Compensation Committee or a committee of two or more members of our Board of Directors who are not employees of the Company.

Subject to the express provisions of the 2017 Plan, the Committee has complete authority to:

●	determine when and to whom options are granted and the type and amounts of options;

●	determine the terms, conditions and provisions of, and restrictions relating to, each option granted;

●	interpret and construe the 2017 Plan and any agreement (“Agreement”) evidencing and describing an option;

●	prescribe, amend and rescind rules and regulations relating to the 2017 Plan; and

●	take any other action it considers necessary or desirable to implement and to carry out the purposes of the 2017 Plan.

No Repricing. Except with the approval of the stockholders of the Company, stock options granted under the 2017 Plan may not be cancelled (a) in exchange for the grant or award of another stock option with a lower exercise price, or (b) in exchange for cash or another award, in either event other than in connection with a Change in Control or certain events as defined in the 2017 Plan, such as stock split, merger, and reorganization.

Available Shares. The maximum number of shares of Common Stock of the Company that may be issued under the 2017 Plan will be 540,000 shares (subject to adjustment as provided in the 2017 Plan), which includes a rollover of 140,000 shares of Common Stock remaining available for issuance under the 2010 Stock Option Plan. As of the Record Date, the fair market value of a share of Common Stock of the Company was $3.60 based on the closing price of such stock as reported on Nasdaq on such date and, as a result, the aggregate fair market value of the 540,000 shares of Common Stock that may be granted under the 2017 Plan was $1,944,000. Shares of Common Stock subject to options that are canceled or expired without the delivery of shares of Common Stock will again be available for options under the 2017 Plan. The shares of Common Stock to be delivered under the 2017 Plan will be made available from the authorized and unissued shares of the Company or from treasury shares.

Eligibility. Incentive stock options and non-qualified stock options may be granted under the 2017 Plan to officers and other employees of the Company who at the time of grant of an award under the 2017 Plan are regularly employed by the Company, including any full-time, salaried officer or employee who is also a member of the Board. Non-qualified stock options may also be granted to consultants of the Company.

Terms of Options. The options to be granted are of two types, (a) incentive stock options intended to qualify as such under Section 422 of the Internal Revenue Code, of 1986, as amended, and (b) nonqualified stock options. Only full-time salaried officers or employees, including any employee who is a Director of the Company, may be granted incentive stock options. The 2017 Plan provides that the terms of each option granted will include the following:

a.     Exercise Price. The exercise price of any incentive stock option granted under the 2017 Plan to an individual who is not a 10% stockholder at the time the option is granted and the exercise price of any non-qualified stock granted under the 2017 Plan will be not be less than the fair market value of the shares of Common Stock subject to the option at the time the option is granted. The exercise price of any incentive stock option granted under the 2017 Plan to an individual who is a 10% stockholder at the time the option is granted will be not be less than 110% of the fair market value of the shares of Common Stock subject to the option at the time the option is granted. The exercise price of any non-qualified stock option granted under the 2017 Plan will be not less than the fair market value of the shares of Common Stock subject to the option at the time the option is granted.

b.     Payment of Exercise Price. Payment of the exercise price of stock options may be made by: (1) cash or wire transfer/certified check or bank check; (2) surrendering other shares of the Company’s Common Stock owned by the optionee for at least six months prior to the date of exercise, provided such shares have a fair market value on the date of exercise of the stock option equal to the aggregate exercise price of the Common Stock being purchased; (3) withholding such number of shares then issuable upon exercise of the option that have an aggregate fair market value equal to the exercise price for the option being exercised; or (4) a combination of the methods described above.

c.     Vesting of Options. The Committee may provide that options will become exercisable according to a defined vesting schedule.

d.     Option Terms. The term of each option will be fixed by the Committee, but will not exceed 10 years from the date the option was granted, or in the case of incentive stock options granted to a 10% stockholder, five years from the date the option was granted.

e.     Employee’s Termination. If a participant’s employment with us is terminated “For Cause” as defined in the 2017 Plan, the Committee may, in its sole discretion, immediately terminate such participant’s right to any further vesting or exercisability with respect to any stock option granted under the 2017 Plan or may suspend the participant’s right to exercise the stock option pending a determination whether participant’s conduct is the basis for such For Cause termination. If the participant is an “executive officer” for purposes of Section 16 of the Exchange Act, such determination is subject to the approval of the Board.

Amendment, Termination and Change in Control. The Board of Directors may terminate or amend the 2017 Plan at any time. However, the Board of Directors may not amend the 2017 Plan without shareholder approval if such amendment:

●	would adversely effect the 2017 Plan’s compliance with the requirements of Rule 16b-3 or other applicable law;

●	would materially increase the benefits under the 2017 Plan;

●	would increase the number of shares issuable under the 2017 Plan; or

●	would modify the eligibility requirements under the Plan.

Additionally, any amendment or termination of the 2017 Plan may not adversely affect any option granted prior to such amendment or termination. However, any option may be modified or canceled if and to the extent permitted by the 2017 Plan or Agreement or with the consent of the participant to whom such option was granted.

In the event of a Change in Control all incentive stock options and non-qualified stock options shall become fully exercisable. A “Change of Control” generally means:

●	the acquisition by any person or group, other than the Company and certain related entities, of more than 50% of the outstanding shares of Common Stock;

●

a change in the majority of the members of the Board of Directors during any two year period which is not approved by at least two-thirds of the members of the Board of Directors who were members at the beginning of the two year period;

●

a merger or consolidation involving the Company in which the stockholders of the Company prior to the effective date of the transaction do not have more than 50% of the voting power of the surviving entity immediately following the transaction; or

●	the liquidation or dissolution of the Company.

In the event of certain reorganizations, consolidations or mergers, each participant in the 2017 Plan will be entitled to receive options covering shares of the reorganized, consolidated or merged corporation in the same proportion as granted to the participant prior to such event at an equivalent exercise price, and subject to the same terms and conditions as the 2017 Plan.

Adjustments. Subject to any required action by the stockholders of the Company, if there is any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, combination or subdivision of shares, or other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares available for options and the number of shares subject to any outstanding options, which are not yet vested, and the price thereof, as applicable, will be appropriately adjusted.

Federal Tax Consequences.

Incentive Stock Options. An optionee does not recognize income on the grant of an incentive stock option. If an optionee exercises an incentive stock option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee’s basis in their shares acquired upon exercise will be the amount paid upon exercise. When the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, any gain or loss recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the shares and the basis in the shares.

If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (“Early Disposition”), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of:

●	the amount realized on the Early Disposition, or

●	fair market value of the shares on the date of exercise, over the optionee’s basis in the shares.

The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be capital gain, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than their basis in the shares, the difference between the amount realized and their basis will be a capital loss, provided the optionee holds the shares as a capital asset at the time of disposition.

The excess of the fair market value of the shares at the time the incentive stock option is exercised over the exercise price for the shares is an item of tax preference for purposes of the alternative minimum tax rules under the Code.

To the extent that the aggregate fair market value of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all of the Company’s plans) exceeds $100,000, such excess incentive stock options will be treated as nonqualified stock options for purposes of Section 422 of the Code.

Non-qualified Stock Options. An Optionee will realize no taxable income at the time an option is granted under the 2017 Plan. Ordinary income will generally be realized by the optionee at the time of the exercise of an option. The amount of income will be equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Tax withholding is required on such income. When an optionee disposes of shares of Common Stock acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as capital gain, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as capital loss assuming the option is held as a capital asset.

The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income on the exercise of a nonqualified stock option.

The above described tax consequences are based upon present federal income tax laws, and thus are subject to change when laws change.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2017 STOCK PLAN.

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

In order to be considered for inclusion in our proxy materials, you must submit proposals for next year's annual meeting in writing to our Secretary at our executive offices at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, on or prior to February 22, 2018. Such proposals also must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

In accordance with our Bylaws, a stockholder who intends to submit a proposal for consideration, but not for inclusion in our proxy materials, must provide written notice of the matter to our Secretary at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) must be received no earlier than March 29, 2018, and no later than April 28, 2018.

OTHER MATTERS

Other Business

The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above. Should any such matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy Card will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the Meeting.

Annual Report on Form 10-K

A copy of the Company’s 2016 Annual Report accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2016, including the financial statements and schedules, which the Company has filed with the Securities and Exchange Commission. Copies of the exhibits to the Form 10-K are available upon written request, but a reasonable fee per page will be charged to the requesting stockholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of the Company’s Common Stock entitled to vote at the Meeting. Stockholders should direct the written request to the Company’s Chief Financial Officer at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held July 27, 2017

Our 2017 Proxy Materials and Annual Report to Stockholders for the fiscal year 2016 are available at

http://www.cstproxy.com/perma-fix/2017

In order to assure the presence of the necessary quorum at the Meeting, please sign and mail the enclosed Proxy Card promptly in the envelope provided. No postage is required if mailed within the United States. The signing of the Proxy Card will not prevent your attending the Meeting and voting in person, should you so desire.

Order of the Board of Directors

Ben Naccarato
Secretary
Atlanta, Georgia
June 22, 2017

“EXHIBIT A”

FOURTH AMENDMENT

to

2003 OUTSIDE DIRECTORS STOCK PLAN

THIS FOURTH AMENDMENT TO THE PERMA-FIX ENVIRONMENTAL SERVICES, INC. 2003 OUTSIDE DIRECTORS STOCK PLAN (the “Fourth Amendment”) was approved by the Board of Directors (the “Board”) of Perma-Fix Environmental Services, Inc. (the “Company”) to be effective on May 30, 2017, subject to the approval of the shareholders of the Company.

WHEREAS, Article IX of the 2003 Outside Directors Stock Plan, effective July 29, 2003 (as amended, the “Plan”), provides that the Board may at any time, and from time to time and, in any respect amend or modify the Plan;

WHEREAS, as of May 30, 2017, the maximum number of shares of our common stock that may be issued under the Plan is 800,000 shares (subject to adjustment as provided in the 2003 Plan), of which 684,551 shares have previously been issued or reserved for issuance under the Plan, comprised of 521,351 shares previously issued under the Plan, and 163,200 shares issuable under outstanding options granted under the Plan;

WHEREAS, in order to continue to attract and retain qualified members of the Board who are not employees of the Company, the Board is of the opinion that it is necessary that the maximum number of shares of Common Stock that may be issued under the Plan be increased from 800,000 to 1,100,000 shares (subject to adjustment as provided in the Plan); and,

NOW, THEREFORE, the following amendments to the plan are unanimously adopted by the Board, subject to the approval of the shareholders of the Company:

Amendment to Section 4.1

Section 4.1 of the Plan is hereby amended by deleting the number “800,000" from the first full sentence contained therein and substituting in lieu thereof the number “1,100,000" (subject to adjustment as provided in the Plan).

The Plan is hereby amended and modified only to the extent specifically amended or modified by this Fourth Amendment to the 2003 Outside Directors Stock Plan. None of the other terms, conditions or provisions of the Plan, is amended or modified by this Fourth Amendment to the 2003 Outside Directors Stock Plan.

“EXHIBIT B”

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

2017 STOCK OPTION PLAN

The Board of Directors of Perma-Fix Environmental Services, Inc., a Delaware corporation (the “Company”), has adopted this 2017 Stock Option Plan (the “Plan”) on May 30, 2017, to be effective upon the approval of a majority of the stockholders of the Company present in person or by proxy at any regular or special meeting of the stockholder of the Company (the date of such approval being the “Effective Date”), as follows:

1.           Purpose.  This Plan allows selected officers, employees, including any employee who is also a member of the Board of Directors, and consultants of the Company or any Subsidiary who bear a large measure of responsibility for the success of the Company to acquire and retain a proprietary interest in the Company and to participate in the future of the Company as stockholders. The purpose of this Plan is to advance the interests of the Company and its stockholders by enabling the Company and the Subsidiaries to offer to its officers, selected employees and selected consultants, equity interests in the Company, thereby enhancing the Company’s ability to attract, retain and reward such individuals, and by providing such individuals an incentive to render outstanding service to the Company and to the Company’s stockholders. The Perma-Fix Environmental Services, Inc. 2010 Stock Option Plan (the “2010 Plan”) continues in full force and effect with respect to all Stock Options issued and unexercised under the 2010 Plan. However, no future Stock Options will be granted under the 2010 Plan. Indeed, 140,000 shares of outstanding and unissued Common Stock under the 2010 Plan will, as of the Effective Date, be included in the number of Shares of Common Stock that may be issued under this Plan, as provided in Section 4.1 of this Plan.

2.             Definitions.  For purposes of the Plan, the following terms will be defined as set forth below:

2.1

“10% Stockholder” means an individual who owns, at the time a Stock Option is granted, shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (computed in accordance with Section 422(b)(6) of the Code).

2.2	“Act” means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto.

2.3	“Agreement” means the agreement between the Company and the Participant setting forth the terms and conditions of a Stock Option granted under the Plan.

2.4	“Board” means the Board of Directors of the Company.

2.5	“Change of Control” means a change of control of the Company pursuant to paragraph 7.2 hereof.

2.6	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or statutes thereto.

2.7	“Committee” has the meaning set forth in Section 3.1 of this Agreement.

2.8	“Common Stock” means the Common Stock of the Company, par value $.001 per share.

2.9	“Consultant” means an independent contractor or consultant who is not an Employee and who is designated by the Board to be eligible under this Plan.

2.10	“Corporation” means any corporation, limited liability company, partnership or other legal entity.

2.11	“Disability” means termination of employment of a Participant after incurring a “disability” as defined in Section 22(e)(3) of the Code.

2.12

“Employee” means any person, including officers and directors, who is employed on a fulltime basis by the Company or a Subsidiary, including any full-time, salaried officer or employee who is a member of the Board.

2.13	“Exchange Act” means the Securities and Exchange Act of 1934, as amended from time to time, or any successor statutes thereto.

2.14

“Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, on any given date means the value of one share of Common Stock, determined as follows:

(a)

if the Common Stock of the Company is listed for trading on one or more national securities exchanges, the reported last sales price on such principal exchange on which such Common Stock was so traded;

(b)

if the Common Stock of the Company is not listed for trading on a national securities exchange but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such Common Stock; or

(c)

if the price of such Common Stock is not reported or listed as described in (a) and (b) above, then the “Fair Market Value” of such Common Stock will be determined by the Committee as of the relevant date, and the Committee will utilize any reasonable and prudent method in determining such Fair Market Value and will not be liable for any such determination made in good faith.

2.15

“For Cause” means the occurrence of any of the following events:  (a) Participant fails after three day’s written notice to comply or refuses to comply with a reasonable directive of the Board that is consistent with applicable law; or (b) Participant materially neglects Participant's duties, is grossly negligent in the performance of those duties, or engages in gross misconduct materially injurious the Company; or (c) embezzlement, fraud or theft of Company assets by the Participant; or (d) Participant’s  material breach of the Agreement granting Stock Options; or (e) Participant's indictment or conviction of a felony.

2.16

“Incentive Stock Option” or “ISO” means any option to purchase shares of Common Stock that is granted pursuant to this Plan and which is intended to be, and designated as, an “incentive stock option” within the meaning of Section 422 of the Code.

2.17

“Layoff” means any termination of service (including service by a Consultant) with the Company, other than termination as a result of Retirement, death, voluntary termination, or termination For Cause.

2.18	“Nonqualified Stock Option” means any option to purchase shares of Common Stock that is granted pursuant this Plan, which is not an Incentive Stock Option.

2.19	“Participant” means an eligible Employee of the Company or a Subsidiary and a Consultant who has been granted a Stock Option under the Plan.

2.20

“Retirement” means (a) with respect to an Employee, termination of all service as an employee at or after the normal or early retirement date set forth in any policy adopted by the Company, or if no such policy has been adopted, such time as determined by the Board or the Committee; and (b) with respect to a Consultant, termination of all services as a Consultant under the terms of the consulting arrangement.

2.21	“Stock Option” means any Incentive Stock Option or Nonqualified Stock Option.

2.22

“Subsidiary” means any Corporation (other than the Company) in an unbroken chain of Corporations beginning with the Company, if, at the time of the granting of the option, each of the Corporations other than the last Corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the Corporations in such.

3.             Administration.

3.1

Committee. The Plan shall be administered by the Board, which may delegate authority to administer this Plan to the Compensation and Stock Option Committee of the Board, as such Committee is from time to time constituted. If the Board has not designated a Compensation and Stock Option Committee, then the Board may delegate the authority to administer this Plan to any committee consisting solely of at least two “non-employee directors” within the meaning of Rule 16-3 under the Exchange Act. All references in the Plan to the “Committee” shall mean the Board, the Compensation Committee, or any such other committee designated by the Board that is administering this Plan. The membership of the Committee at all times will be constituted so as to not adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, to the extent it is applicable, or with the requirements of any other applicable law, rule, or regulation.

3.2

Committee Procedures. The Committee will select one of its members as its Chairman and will hold its meetings at such times and places as it will deem advisable. A majority of its members will constitute a quorum, and all determinations will be made by a majority of such quorum. Any determination reduced to writing and signed by a majority of the members of the Committee will be fully effective and a valid act of the Committee as if it had been made by a majority vote at a meeting duly called and held. The membership of the Committee at all times will be constituted so as to not adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, to the extent it is applicable, or with the requirements of any other applicable law, rule, or regulation.

3.3

Power and Authority. The Committee will have full power and authority to do all things necessary or appropriate to administer this Plan according to its terms and provisions (excluding the power to appoint members of the Committee and to terminate, modify, or amend the Plan, except as otherwise authorized by the Board), including, but not limited to, the full power and authority to:

●	award Stock Options, pursuant to the terms of this Plan, to eligible individuals described under paragraph 5 hereof;

●	select the eligible individuals to whom Stock Options may from time to time be awarded under the Plan;

●

determine the Incentive Stock Options, Nonqualified Stock Options, or any combination thereof, to be awarded under the Plan to one or more eligible Employees or, with respect to one or more Employees or eligible Consultants, determine the Nonqualified Stock Options to be awarded;

●	determine the number of shares to be covered by each Stock Option granted under the Plan;

●	determine the form and content of all Agreements;

●	determine the terms and conditions not inconsistent with the terms of the Plan, of any Stock Option granted;

●	determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of a Stock Option granted under the Plan;

●

determine the terms and conditions under which Stock Options are to operate on a tandem basis and/or in conjunction with or apart from other equity or cash awards made by the Company or any Subsidiary outside of this Plan;

●

correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Stock Option or Agreement in the manner and to the extent it shall deem desirable to carry out the purposes of the Plan; and

●	exercise such other powers as may be necessary or desirable to implement the provisions of this Plan and to carry out its purposes.

3.4

Interpretation of Plan. Subject to paragraphs 3.3 and 8 of the Plan, the Committee will have the authority at its discretion to (a) adopt, alter and repeal such general and special administrative rules, regulations, and practices governing this Plan as it will, from time to time, deem advisable, (b) construe and interpret the terms and provisions of this Plan and any Stock Option issued under this Plan, (c) determine and interpret the form and substance of all Agreements relating to Stock Options, and (d) otherwise supervise the administration of this Plan. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, to disqualify this Plan under Section 422 of the Code, or, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under Section 422 of the Code. Subject to paragraphs 3.3 and 8 hereof, all decisions made by the Committee pursuant to the provisions of this Plan will be made in the Committee’s sole discretion and will be final and binding upon all persons granted Stock Options pursuant to this Plan.

3.5

No Repricing.  Subject to paragraph 10 of this Plan, the exercise price for a Stock Option may never be less than (and may not be reduced to less than) 100% of the Fair Market Value of the shares of Common Stock subject to the Stock Option on the date the Stock Option is granted.  Except with the approval of the stockholders of the Company, a Stock Option may not be cancelled (a) in exchange for the grant or award of another Stock Option with a lower exercise price, or (b) in exchange for cash or another Plan award, in either event other than in connection with a Change of Control or an adjustment described in paragraph 10 and in all events subject to compliance with the Code Section 409A, the Treasury Regulations thereunder, and applicable guidance under Code Section 409A .

3.6

Limitation on Liability. No member of the Board shall be liable for any action taken or determination made in good faith and in a manner reasonably believed to be in the best interests of the Company with respect to the Plan or any Stock Option granted pursuant to this Plan.

4.             Shares Subject to Plan.

4.1

Number of Shares. The maximum number of shares of Common Stock that may be issued under this Plan will be 540,000, subject to adjustment as set forth in Section 10 of this Agreement. Included in such amount are 140,000 shares of outstanding and unissued Common Stock previously available under the 2010 Plan.

4.2

Character of Shares. The Company may elect to satisfy its obligations to a Participant exercising a Stock Option entirely by issuing authorized and unissued shares of Common Stock to the Participant, entirely by transferring treasury shares to the Participant, or in part by issuing authorized and unissued shares and the balance by transferring treasury shares.

5.           Eligibility. Incentive Stock Options may be granted only to Employees, including any Employee who is a member of the Board. Nonqualified Stock Options may be granted to Employees of the Company, including an Employee of the Company who is a member of the Board, or to an eligible Consultant.

6.             Stock Options.

6.1

Types of Stock Options. Stock Options granted under the Plan may be of two types: (a) Incentive Stock Options and (b) Nonqualified Stock Options. Any Stock Option granted under the Plan will contain such terms, not inconsistent with this Plan, as the Committee may approve. The Committee will have the authority to grant to any eligible Employee either Incentive Stock Options or Nonqualified Stock Options, or both types of Stock Options. The Committee will have the authority to grant to any eligible Consultant only Nonqualified Stock Options. To the extent that any Stock Option (or portion thereof) intended to be an Incentive Stock Option does not qualify for any reason as an Incentive Stock Option, it will constitute a separate Nonqualified Stock Option. The Company shall have no liability to an Employee, or any other party, if a Stock Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option. Stock Options will be granted for no consideration other than services to the Company or a Subsidiary.

6.2	Exercise Price.

●

Not a 10% Stockholder. The exercise price of any Incentive Stock Option granted under this Plan to an individual who is not a 10% Stockholder at the time the Incentive Stock Option is granted and the exercise price of any Nonqualified Stock Option granted under this Plan will be not less than the Fair Market Value of the shares of Common Stock subject to the Stock Option on the date the Stock Option is granted.

●

10% Stockholder. The exercise price of any Incentive Stock Option granted under the Plan to an individual who is a 10% Stockholder at the time the Stock Option is granted will be not less than 110% of the Fair Market Value of the shares of Common Stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted.

6.3

Option Term. The term of each Stock Option will be fixed by the Committee, but no Stock Option will be exercisable more than ten years after the date on which the Stock Option is granted or, in the case of an Incentive Stock Option granted to a 10% Stockholder, five years after the date on which the Incentive Stock Option is granted.

6.4

Exercise of Nonqualified Stock Options. Nonqualified Stock Options will be exercisable at such time or times and subject to such terms and conditions as will be determined by the Committee, except as otherwise provided in this Plan.

6.5	Exercise of Incentive Stock Options.

●

By an Employee. No Incentive Stock Option granted under this Plan will be exercisable after the expiration of ten years from the date such ISO is granted, except that no ISO granted to a person who is a 10% Stockholder will be exercisable after the expiration of five years from the date such ISO is granted. Unless such requirements are waived by the Committee, the Participant, while still in the employment or consulting services of the Company or any Subsidiary, as the case may be, may exercise the ISO as set forth in the applicable Agreement; provided that the terms of the Agreement are consistent with the terms of this Plan.

●

Termination of Employment. No Participant may exercise an ISO after the Participant is no longer an Employee except (a) if a Participant ceases to be an Employee on account of a Disability, the Participant may exercise the ISO within 12 months after the date on which the Participant ceased to be an Employee; (b) if a Participant ceases to be an Employee on account of Retirement, the former Employee may exercise the ISO within six months after the date on which the Employee retired; and (c) if a Participant ceases to be an Employee for any other reason (other than death), the Participant may exercise the ISO within three months after termination of employment. In each case, the ISO may be exercised only for the number of shares for which the Participant could have exercised at the time the Participant ceased to be an Employee.

●

In Case of Death. If any Participant who was granted an ISO dies prior to the termination of such ISO, such ISO may be exercised within six months after the death by the personal representative or executor of the estate of the Participant, or by a person who acquired the right to exercise such ISO by bequest, inheritance, or by reason of the death of such Participant, provided that (a) such Participant died while an Employee of the Company or a Subsidiary or (b) such Participant had ceased to be an Employee on account of a Disability or died within three months after the date on which he ceased to be an Employee. The ISO may be exercised only as to the number of shares exercisable by the Participant as of the date of death.

6.6

Termination of Options. A Stock Option granted under this Plan will be considered terminated, in whole or in part, to the extent that it can no longer be exercised for shares originally subject to it, provided that a Stock Option will be considered terminated at an earlier date upon surrender for cancellation by the Participant to whom such Stock Option was granted.

6.7

For Cause Termination.  If a Participant’s employment or service relationship with the Company or any Subsidiary shall be terminated For Cause as defined in paragraph 2.15 hereof, the Committee may, in its sole discretion, immediately terminate such Participant’s right to any further vesting or exercisability with respect to any Stock Option in its entirety. The Committee shall have the power to determine whether the Participant has been terminated For Cause and the date upon which such termination For Cause occurred. Any such determination shall be final, conclusive and binding upon the Participant; provided, however, that for any Participant who is an “executive officer” for purposes of Section 16 of the Exchange Act, such determination shall be subject to the approval of the Board.  If the Committee reasonably determines that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s employment or service relationship For Cause, the Committee may suspend the Participant’s rights to exercise pending a determination by Board whether an act has been committed which could constitute the basis for a termination For Cause as provided in this paragraph 6.7.

6.8

Exercise. Subject to such terms and conditions as shall be specified in the applicable Agreement, Stock Options granted under this Plan may be exercised as provided in the Agreement, in whole or in part, at any time during the term of the Stock Option, by giving written notice of such exercise to the Company identifying the Stock Option being exercised and specifying the number of shares then being purchased. Such notice will be accompanied by payment in full of the exercise price and applicable withholding taxes. A partial exercise of a Stock Option will not affect the right to exercise the Stock Option from time to time in accordance with this Plan as to the remaining shares of Common Stock subject to the Stock Option.

6.9	Payment of Exercise Price. Subject to the terms of the Agreement with respect to the Stock Option that has been exercised, payment of the exercise price of a Stock Option will consist entirely of:

(a)	a cash or wire transfer;

(b)	a certified check or bank check;

(c)

the surrender of other shares of Common Stock owned by the Participant for at least six months prior to the date of exercise, provided such shares have a Fair Market Value on the date of exercise of the Stock Option equal to the aggregate exercise price for the Common Stock being purchased;

(d)

the withholding of such number of Shares then issuable upon exercise of the Option that have an aggregate Fair Market Value equal to the exercise price for the Option being exercised, by request to the Company; or

(e)	a combination of the methods described above.

The Company will not be required to deliver certificates for shares of Common Stock with respect to which a Stock Option is exercised until the Company has confirmed the receipt of good and valuable funds, shares of Common Stock, or a combination thereof, as applicable, in payment of the exercise price. A partial exercise of a Stock Option will not affect the right to exercise the Stock Option from time to time in accordance with this Plan as to the remaining shares of Common Stock subject to the Stock Option.

6.10

Issuance of Shares. As soon as reasonably practicable after its receipt of notice of exercise and payment in full of the exercise price, the Company will cause one or more certificates for the shares so purchased to be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be. No Participant, beneficiary, or estate will have any of the rights of a stockholder with reference to shares of Common Stock subject to a Stock Option until after the Stock Option has been duly exercised and certificates representing the shares of Common Stock so purchased pursuant to the Stock Option have been delivered to the Participant, the Participant’s beneficiary or Participant’s estate.

6.11

$100,000 Per Year Limitation. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all of the Company’s plans) exceeds $100,000, such excess Incentive Stock Options will be treated as Nonqualified Stock Options for purposes of Section 422 of the Code.

7.             Acceleration.

7.1

Acceleration Upon Change of Control. Unless the award Agreement provides otherwise or unless the Participant waives the application of this paragraph 7.1 prior to a Change of Control (as hereinafter defined), each outstanding Stock Option granted under the Plan will immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the Agreement immediately prior to a Change of Control.

7.2	Change of Control Defined. A “Change of Control” will be deemed to have occurred upon any of the following events:

●

The consummation of any merger, reverse stock split, recapitalization or other business combination of the Company, with or into another corporation or other entity, or an acquisition of securities or assets by the Company, pursuant to which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a transaction in which the majority of the holders of Common Stock immediately prior to such transaction will own at least 50% of the total voting power of the then-outstanding securities of the surviving corporation immediately after such transaction; or

●

A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, or any profit-sharing, employee ownership or other employee benefit plan sponsored by the Company or any Subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities): (a) will purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (b) will become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then-outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company’s securities); or

●

If, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board and any new director whose election by the Board, or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election by the stockholders was previously so approved, cease for any reason to constitute a majority thereof; or

●	Upon a complete liquidation or dissolution of the Company.

7.3

General Waiver by Board. The Committee may, after the grant of a Stock Option, accelerate the vesting of all or any part of any Stock Option, and/or waive any limitations or restrictions, if any, for all or any part of a Stock Option.

8.             Amendments and Termination.

8.1

Amendments to Plan; Termination. The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment will be effective unless and until it has been duly approved by the stockholders of the outstanding shares of Common Stock if (a) such amendment materially increases the benefits accruing to Participants under this Plan; (b) such amendment increases the number of securities which may be issued under this Plan (except as provided by paragraph 10 of this Plan); (c) such amendment materially modifies the requirements as to eligibility for participation in this Plan; or, (d) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation.

8.2

Amendments to Stock Options. The Board may amend the terms of any Stock Option granted under the Plan; provided, however, (a) that subject to paragraph 10.2 hereof, no such amendment may be made by the Board which in any material respect impairs the rights of the Participant without the Participant’s consent, and (b) the terms of such amendment are consistent with the Plan.

9.            Term of Plan. The Plan will be effective as of the Effective Date. Any Stock Options granted under the Plan prior to such approval will be effective upon, and subject to, approval of the Plan by the Company’s stockholders (and no Stock Options will vest or otherwise become free of restrictions prior to such approval). No Stock Options will be granted pursuant to the Plan on or after the 10th anniversary of the Effective Date, but Stock Options granted prior to such 10th anniversary may extend beyond that date. The Plan will terminate after the 10th anniversary of the Effective Date or if later, at such time as all Stock Options granted under the Plan are no longer outstanding.

10.           Adjustment Upon Change of Shares.

10.1

Stock Splits, etc. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock for which Stock Options may thereafter be granted, and the number of shares of Common Stock then subject to Stock Options previously granted, and the price per share payable upon exercise of such Stock Option will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company.

10.2

Merger; Reorganization. If the Company is reorganized or consolidated or merged with another corporation, in which the Company is the non-surviving corporation, a Participant of an outstanding Stock Option granted under this Plan will be entitled (subject to the provisions of this paragraph 10) to receive options covering shares of such reorganized, consolidated or merged corporation in the same proportion as granted to Participant prior to such reorganization, consolidation or merger at an equivalent exercise price, and subject to the same terms and conditions as this Plan. For purposes of the preceding sentence, the excess of the aggregate Fair Market Value of shares subject to the option immediately after the reorganization, consolidation or merger over the aggregate exercise price of such shares will not be more than the excess of the aggregate Fair Market Value of all shares of Common Stock subject to the Stock Option immediately before such reorganization, consolidation or merger over the aggregate exercise price of such shares of Common Stock, and the new Stock Option or assumption of the old Stock Option by any surviving corporation will not give the Participant additional benefits which he did not have under the old Stock Option.

10.3

Determination of Committee. To the extent that the foregoing adjustments relate to the shares of Common Stock of the Company, such adjustments will be made by the Committee, whose determination in that respect will be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan will not be adjusted in a manner that causes the Incentive Stock Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

10.4

No Rights. Except as expressly provided in this paragraph 10, the Participant will have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation, reorganization or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to Stock Options granted under this Plan.

10.5

Authority of Company. The grant of a Stock Option pursuant to this Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

11.           General Provisions.

11.1

Code Section 409A.  To the extent applicable, the Plan and each Agreement shall be interpreted and construed in compliance with Section 409A of the Code and Treasury Department regulations and other interpretive guidance issued thereunder.  Notwithstanding the foregoing, the Company shall not be required to assume any increased economic burden in connection therewith.  Although the Company intends to administer the Plan so that it will comply with or be excepted from the requirements of Section 409A of the Code, the Company does not represent or warrant that the Plan will comply with or be excepted from Section 409A of the Code or any other provision of federal, state, local, or non-United States law.  Neither the Company nor any of its Subsidiaries, nor its or their respective directors, officers, employees or advisers, shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest, or penalties the Participant might owe as a result of participation in the Plan.

11.2

Investment Representations. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option under this Plan to represent to and agree with the Company in writing that, among other things, the Participant is acquiring the shares for investment purposes only without a view to distribution thereof.

11.3

Designation of Beneficiary.  Notwithstanding any provisions in this Plan to the contrary, the Committee may provide in the terms of an Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights or other benefits specified under a Stock Option following the Participant’s death. During the lifetime of a Participant, a Stock Option shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, a Stock Option may, to the extent permitted by the Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Stock Option under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Stock Option was exercisable by the Participant on the date of the Participant’s death.

11.4

Additional Incentive Arrangements.  Nothing contained in this Plan will prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under this Plan. Such arrangements may be either generally applicable or applicable only in specific cases.

11.5

No Right of Employment or Continuing Consultancy. Nothing contained in this Plan or in any Stock Option hereunder will be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment or continuing consultancy, as the case may be, with the Company or any Subsidiary, nor will it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time or terminate the consulting arrangement of any Consultant.

11.6

Withholding Taxes. Not later than the date as of which an amount first becomes includible in the gross income of the Participant who is an Employee for federal income tax purposes with respect to any award under the Plan, the Participant who is an Employee will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under this Plan will be conditional upon such payment or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant who is an Employee.

11.7

Governing Law. This Plan and all awards made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

11.8

Other Benefit Plans. Any award granted under this Plan will not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and will not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

11.9

Employee Status. With respect to a Participant who is an Employee, the Committee may decide in each case to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons, will not interrupt continuous employment. Any Stock Options granted under this Plan will not be affected by any change of employment, so long as the Participant continues to be an Employee of the Company or any Subsidiary.

11.10

Restrictions on Transfer.  A Stock Option may not be transferred except by will or by the laws of descent and distribution, and may not be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same will be void. No right or benefit hereunder will in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Unless otherwise provided in this Plan or the Agreement, any Stock Option granted under this Plan is only exercisable during the lifetime of the Participant by the Participant or by his guardian or legal representative.

11.11

Applicable Laws. The obligations of the Company with respect to all Stock Options under this Plan will be subject to (a) all applicable laws, rules and regulations, including, without limitation, the requirements of all federal securities laws, rules and regulations and state securities and blue sky laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (b) the rules and regulations of any national securities exchange on which the Common Stock may be listed or the Nasdaq if the Common Stock is designated for quotation thereon.

11.12

Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation, and/or with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions will be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and/or with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision will be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

11.13

Written Agreements. Each Stock Option granted under this Plan will be evidenced by, and will be subject to the terms of the Agreement approved by the Committee and executed by the Company and the Participant. The Committee may terminate any award made under this Plan if the Agreement relating thereto is not executed and returned to the Company within 30 days after the Agreement has been delivered to the Participant for his or her execution.

11.14

Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee will be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it will be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

11.15

Common Stock Certificates. All certificates for shares of Common Stock delivered under this Plan will be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, any applicable federal or state securities law and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

11.16

Unfunded Status of Plan. This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein will give any such Participant any rights that are greater than those of a general creditor of the Company.

11.17

Liability of the Company. Neither the Company, its directors, officers or employees or the Committee, nor any Subsidiary which is in existence or hereafter comes into existence, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Option granted hereunder does not qualify for tax treatment as an Incentive Stock Option under Section 422 of the Code.

******************************************************************

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

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PermaFix® environmental services
A Nuclear Services and Waste Management Company

As a stockholder of Perma-Fix Environmental Services, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Daylight Saving Time, on July 26, 2017.

INTERNET/MOBILE — www.cstproxyvote.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign, and date your proxy card below, detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN ITEMS 1, 2, 3, 4, 5 AND 6. IF THE UNDERSIGNED MAKES NO SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 5, 6 AND WILL BE VOTED FOR THE "1 YEAR" FREQUENCY ON ITEM 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 7.

1.Election Of Directors: **(To withhold authority to vote for an individual nominee, strike through the nominee's name below)** FOR ☐ WITHHOLD AUTHORITY ☐

01 Dr. Louis F. Centofanti
02 S. Robert Cochran.
03 Dr. Gary Kugler
04 Joe R. Reeder
05 Larry M. Shelton
06 Mark A. Zwecker

2. Ratify the appointment of GRANT THORNTON, LLP as the independent registered accounting firm for fiscal year 2017. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Approve, by non-binding vote, the 2016 compensation of named executive officers. FOR ☐ AGAINST ☐ ABSTAIN ☐

4. Recommend, by non-binding vote, the frequency of future advisory votes on executive compensation. 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

5. Approve the fourth amendment to the Company's 2003 outside Directors Stock Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

6. Approve the 2017 Stock Option Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2017.**

Please sign exactly as your name appears herein, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both should sign.

PermaFix environmental services
A Nuclear Services and Waste Management Company

The Proxy Statement and our 2016 Annual Report to Stockholders are available at: http://www.cstproxy.com/perma-fix/2017

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Perma-Fix Environmental Services, Inc.

The undersigned hereby appoints Dr. Louis F. Centofanti and Ben Naccarato, and each of them severally, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of the Stockholders of Perma-Fix Environmental Services, Inc. (the "Company") at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, at 11:00 a.m. (EDST), on Thursday, July 27, 2017, and at any adjournment of that meeting, and to vote the number of shares of common stock of the Company held in the undersigned's name as of the close of business on June 8, 2017, as designated on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)